Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549



RE:  Midland National Life Separate Account A
     File Number 333-14081

Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 1 to the above referenced Form
S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b)(4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VEULCVR.TXT

                                             Registration No. 333-14081
                                             POST-EFFECTIVE AMENDMENT NO. 1

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland, Asbill & Brennan, L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404


It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        _X_  on May 01, 1998 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        ___  on _________________ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6CVRVEL.TXT

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

    Item No. of
    Form N-8B-2                        Caption in Prospective

         1.              Cover Page
         2.              Cover Page
         3.              Not Applicable
         4.              Midland's Sales And Other Agreements
         5.              Midland National Life Insurance Company; Our Separate
                           Account And Its Investment Divisions
         6.              Our Separate Account And Its Investment Divisions
         7.              Not Applicable
         8.              Not Applicable
         9.              Legal Proceedings
        10.              Summary; Our Separate Account And Its Investment
                           Divisions; Your Right To Examine The Policy;
                           Withdrawing Money From Your Contract Fund;
                           Surrendering Your Policy for Its Net Cash Surrender Value; Death Benefits; The Fund; Transfers Of Contract Fund Value Among Investment Divisions; Your Policy May Lapse; You May Reinstate Your Policy; Right To Change How We Operate Our Separate
                           Account; Flexible Premium Payments; Maturity
                           Benefits; Your Contract Fund Value; Borrowing From Your Payment Options; Additional Benefits May Be Available
        11.              Summary; The Funds; Investment Policies Of The Funds'
                           Portfolios
        12.              Summary; The Funds
        13.              Summary; Deductions And Charges
        14.              Summary; Policy Periods, Anniversaries
        15.              Summary; Flexible Premium Payments
        16.              Our Separate Account Investment Choices
        17.              Summary; Withdrawing Money From Your Contract Fund;
                           Surrendering Your Policy For Its Net Cash
                           Surrender Value; Your Right To Examine The Policy
        18.              The Funds; Flexible Premium Payments
        19.              Our Reports To Contractowners; Separate Account Voting
                           Rights
        20.              Not Applicable
        21.              Borrowing From Your Contract Fund; How To Request A
                           Loan; Policy Loan Interest; When Interest Is Due; Repaying The Loan; The Effects Of A Policy Loan On Your Contract Fund
        22.              Not Applicable
        23.              Additional Information
        24.              Limits On Our Right To Challenge The Policy
        25.              Midland National Life Insurance Company
        26.              Not Applicable
        27.              Midland National Life Insurance Company
        28.              Management Of Midland
        29.              Our Parent

        30.              Not Applicable
        31.              Not Applicable
        32.              Not Applicable
        33.              Not Applicable
        34.              Not Applicable
        35.              Midland's Sales And Other Agreements
        36.              Not Applicable
        37.              Not Applicable
        38.              Midland's Sales And Other Agreements
        39.              Midland's Sales And Other Agreements
        40.              Not Applicable
        41.              Midland's Sales And Other Agreements
        42.              Not Applicable
        43.              Not Applicable
        44.              Flexible Premium Payments
        45.              Not Applicable
        46.              Withdrawing Money From Your Contract Fund;
                           Surrendering Your Policy For Its Net Cash Surrender Value
        47.              The Funds
        48.              Not Applicable
        49.              Not Applicable
        50.              We Own The Assets Of Our Separate Account
        51.              Cover Page; Summary; Death Benefits; Deductions And
                           Charges; Your Beneficiary
        52.              The Funds
        53.              Not Applicable
        54.              Not Applicable
        55.              Not Applicable
        56.              Not Applicable
        57.              Not Applicable
        58.              Not Applicable
        59.              Financial Statements

XREFER.TXT

Flexible Premium Variable Life Insurance Contract
(Variable Executive Universal Life)

Issued By:
Midland National Life Insurance Company
One Midland Plaza, Sioux Falls, SD 57193, (605) 335-5700

This prospectus describes Variable Executive Universal Life, an individual flexible premium variable life insurance contract issued by Midland National Life Insurance Company (Midland). We have designed Variable Executive Universal Life to provide insurance coverage with flexibility in death benefits and premiums. Variable Executive Universal Life can also provide substantial cash build-up.

   This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Variable Executive Universal Life pays a death benefit if the Insured Person dies while the contract is still in effect. You may choose Option 1, a fixed death benefit that equals the Specified Amount, or Option 2, a variable death benefit that equals the Specified Amount plus the value of your Contract Fund. A death benefit equal to a percentage of the Contract Fund on the day the Insured Person dies will be paid if that benefit would be greater.

You may borrow against Your contract, withdraw part of the Net Cash Surrender Value, or completely surrender Your contract for its Net Cash Surrender Value.

After the sales charge, a premium tax charge and any per premium expense charge is deducted, Your net premiums are put in Your Contract Fund. You may allocate Your Contract Fund to Our General Account or up to ten of the investment divisions of Our Separate Account A.

We invest each of the investment divisions of Our Separate Account in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), Fidelity's Variable Insurance Products Fund III (VIP III), or the American Century Variable Portfolios, Inc. (American Century
VP) (collectively called the "Funds"), mutual funds with a choice of portfolios.

The prospectuses for the Funds, which accompany this prospectus, describes the investment objectives, policies, and risks of the Funds' portfolios associated with the seventeen divisions of Our Separate
Account:

   VIP Money Market Portfolio
VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Investment Grade Bond Portfolio
VIP II Contrafund Portfolio
VIP II Asset Manager: Growth Portfolio
VIP II Index 500 Portfolio
VIP III Growth & Income Portfolio
VIP III Balanced Portfolio
VIP III Growth Opportunities Portfolio
American Century VP Capital Appreciation Portfolio
American Century VP Value Portfolio
American Century VP Balanced Portfolio
American Century VP International Portfolio

    VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, VIP II Investment Grade Bond Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager:Growth Portfolio, VIP II Index 500 Portfolio, VIP III Growth & Income Portfolio, VIP III Balanced Portfolio, VIP III Growth Opportunities Portfolio, American Century VP Capital Appreciation Portfolio, American Century VP Value Portfolio, American Century
VP Balanced Portfolio, and American Century VP International
Portfolio.

An investment in the portfolios, including the VIP Money Market
Portfolio, is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the VIP Money Market Portfolio will be able to maintain a stable net asset value.

You bear the investment risk of this contract for all amounts allocated to Our Separate Account A. To the extent that Your Contract Fund is in Separate Account A, the value of Your Contract Fund will vary with the investment performance of the corresponding portfolios of the Funds; there is no minimum guaranteed cash value for amounts allocated to the investment divisions of Our Separate Account. Your Contract Fund will also reflect deductions for the cost of insurance and expenses and increases for additional premium payments. You may incur a Surrender Charge if You surrender Your contract or allow it to lapse.

After the first premium, You may decide how much Your premium payments will be and how often You wish to make them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a modified endowment contract. If it is a modified endowment contract, loans and withdrawals may result in more adverse tax consequences than would apply if the contract was not a modified endowment contract.

You have a limited right to examine this contract and return it to Us for a refund.

   Replacing your existing insurance or, if You already own a flexible premium variable insurance contract, acquiring additional insurance through the contract described in this prospectus, may not be to your advantage.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

   PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE
CONTRACT BEING OFFERED TO YOU, AND KEEP IT FOR
FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY
WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND,
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II,
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND III,
AND AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The date of this prospectus is May 1,    19981997.


Table of Contents


Definitions
PART 1: SUMMARY
FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE
INVESTMENT CHOICES OF VARIABLE EXECUTIVE
UNIVERSAL LIFE
DEDUCTIONS AND CHARGES
USING YOUR CONTRACT FUND
ADDITIONAL INFORMATION ABOUT VARIABLE EXECUTIVE
UNIVERSAL LIFE

PART 2: DETAILED INFORMATION ABOUT VARIABLE
EXECUTIVE UNIVERSAL LIFE
THE COMPANY THAT ISSUES VARIABLE EXECUTIVE
UNIVERSAL LIFE

Midland National Life Insurance Company

Our Parent

THE FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE
How Variable Executive Universal Life Differs From Whole Life
Insurance
Death Benefits
Maturity Benefit
Changes In Variable Executive Universal Life
Changing The Specified Amount of Insurance
Automatic Benefit Increase Provision
Changing Your Death Benefit Option
When Contract Changes Go Into Effect
Flexible Premium Payments
Premium Provisions For The First Five Years
Premium Provisions Beyond The Fifth Year
Allocation of Premiums
Additional Benefits May Be Available

SEPARATE ACCOUNT INVESTMENT CHOICES
Our Separate Account And Its Investment Divisions
The Funds
Investment Policies Of The Funds' Portfolios
We Own The Assets Of Our Separate Account
Our Right To Change How We Operate Our Separate Account

DEDUCTIONS AND CHARGES
Charges Against The Separate Account
Charges In The Funds
Deductions From Your Premiums
Deductions From Your Contract Fund
Transaction Charges
How Contract Fund Charges Are Allocated
Surrender Charge

YOUR CONTRACT FUND VALUE
Amounts In Our Separate Account
How We Determine The Accumulation Unit Value

CONTRACT FUND TRANSACTIONS
Changing Your Premium And Deduction Allocation Percentages
Transfers Of Contract Fund Value
Dollar Cost Averaging.
Borrowing From Your Contract Fund
How To Request A Loan
Contract Loan Interest
When Interest Is Due
Repaying The Loan
The Effects Of A Contract Loan On Your Contract Fund
Your Contract May Lapse
Withdrawing Money From Your Contract Fund
Withdrawal Charges
The Effects Of A Partial Withdrawal
Surrendering Your Contract For Its Net Cash Surrender Value

THE GENERAL ACCOUNT
Amounts In The General Account
Adding Interest To Your Amounts In The General Account
Transfers

ADDITIONAL INFORMATION ABOUT VARIABLE EXECUTIVE
UNIVERSAL LIFE
Your Right To Examine The Contract
Your Contract Can Lapse
You May Reinstate Your Contract
Contract Periods, Anniversaries
Application for Insurance
Maturity Date

TAX EFFECTS
Contract Proceeds
Possible Charge for Midland's Taxes
Other Tax Considerations

PART 3: ADDITIONAL INFORMATION
YOUR VOTING RIGHTS AS AN OWNER
Fund Voting Rights
How We Determine Your Voting Shares
Voting Privileges Of Participants In Other Companies

OUR REPORTS TO CONTRACTOWNERS

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

YOUR PAYMENT OPTIONS

YOUR BENEFICIARY

ASSIGNING YOUR CONTRACT

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

DIVIDENDS

MIDLAND'S SALES AND OTHER AGREEMENTS
Sales Agreements

REGULATION
Year 2000 Compliance Issues

DISCOUNT FOR MIDLAND EMPLOYEES

LEGAL MATTERS

LEGAL PROCEEDINGS

FINANCIAL AND ACTUARIAL

ADDITIONAL INFORMATION
Management of Midland
Appendix
Financial Statements

   This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

   Replacing your existing insurance or, if You already own a flexible premium variable insurance contract, acquiring additional insurance through the contract described in this prospectus, may not be to your advantage.

   PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE
CONTRACT BEING OFFERED TO YOU, AND KEEP IT FOR
FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY
WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR
THE FUNDS.


Definitions
Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured Person dies.

   Business Day means any day We are open AND the New York Stock Exchange is open for trading. The holidays which we are closed but the New York Stock Exchange is open are the day after Thanksgiving, and Christmas Eve Day. These days along with the days the New York Stock Exchange is not open for trading will not be counted as Business Days.

Contract Fund means the total amount of monies in Our Separate
Account A attributable to Your in force contract. It also includes monies in our General Account for Your contract.
Cash Surrender Value means the Contract Fund on the date of surrender, less any Surrender Charges.

   Contract Anniversary: The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured Person dies.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the Contract Date or as later changed by us. The Funds available as of the date of the prospectus are Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), Fidelity's Variable Insurance Products Fund III (VIP III), and the American Century Variable Portfolios, Inc. (American Century VP).
Home Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding Your contract.

The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.

Insured Person means the person whose life is insured by the contract. Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund. Maturity Date initially set at the date on which the Insured Person reaches Attained Age 100. However, this date may be extended if doing so will not result in adverse tax consequences.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender Value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Specified Amount means the face amount of the contract which is the minimum death benefit payable under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.

PART 1: SUMMARY
In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured Person", because the Insured Person and the Owner may not be the same.

The following summary is qualified in its entirety by the detailed information appearing later in this prospectus. This summary must be read in conjunction with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE

Insurance Benefit Options

Variable Executive Universal Life offers insurance on the life of the Insured Person. We will pay a death benefit when the Insured dies while the contract is in force. We pay a maturity benefit in lieu of a death benefit when the Insured Person reaches the Maturity Date. Two death benefit options are available:

The Option 1 death benefit equals the Specified Amount of the insurance contract.

The Option 2 death benefit equals the Specified Amount of the contract, plus the value of the Contract Fund.

Provisions in the Federal tax law may require the benefit to be even greater. A death benefit equal to a percentage multiple of the Contract Fund on the day the Insured Person dies will be paid if that benefit would be greater. See "Death Benefits" on page 9.

We will deduct any outstanding loans or unpaid charges before paying any benefits. Proceeds may be paid in a lump sum or under a variety of payment plans. The length of time Your contract will remain in force depends on the amount of Your Net Cash Surrender Value and, during the first five years, the amount of premiums You have paid.

The minimum Specified Amount is $150,000.

Your Contract Fund

Your Contract Fund is established after We receive Your first premium payment. After We deduct the sales charge, a premium tax charge and any per premium expenses from Your premiums, We put the balance into Your Contract Fund.

Your Contract Fund reflects the amount and frequency of premium payments, deductions for the cost of insurance and expense charges, the investment experience of amounts allocated to Our Separate Account, interest earned on amounts allocated to the General Account, loans, and partial withdrawals. You bear the investment risk under Variable Executive Universal Life as the value of Your Contract Fund will vary according to the investment experience of the divisions of Our Separate Account You have selected. There is no minimum guaranteed Contract Fund value with respect to any amounts allocated to the Separate Account. See "YOUR CONTRACT FUND VALUE" on page 19.

Contract Changes

You may change the death benefit option You have chosen. You may also increase or decrease the Specified Amount of Your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever You want, in whatever amount You want, within certain limits. We require an initial minimum premium based on the age and sex of the Insured Person and the Specified
Amount of the contract.

You will also choose a planned periodic premium. You need not pay premiums of any set amount or according to the planned schedule or any other set schedule, but You may have to make additional premium payments to keep Your contract in force because payment of the planned premiums does not ensure that Your contract will remain in force. However, You have the option of ensuring that Your contract stays in force for the first five years by paying premiums equal to the accumulated minimum premium amounts. Beyond the fifth year, additional premiums may be required to keep the contract in force. See "Flexible Premium Payments" on page 11.

Additional Benefits May Be Available

You may choose to include additional benefits in the contract by rider. These benefits may include an accidental death benefit, life insurance for additional insured persons, life insurance for children, family life insurance coverage, a monthly disability benefit, a disability waiver benefit to waive the cost of monthly deductions, and an accelerated death benefit in the event of a terminal illness. Any cost of additional benefits will be deducted monthly from Your Contract Fund. See "Additional Benefits May Be Available" on page 12.

INVESTMENT CHOICES OF VARIABLE EXECUTIVE

UNIVERSAL LIFE

You may allocate amounts in Your Contract Fund to either our
General Account, which pays interest at a declared rate, or up to ten of the investment divisions of Our Separate Account. Each of these investment divisions invests in shares of a corresponding portfolio of Fidelity's Variable Insurance Products Fund, Fidelity's Variable
Insurance Products Fund II, Fidelity's Variable Insurance Products
Fund III, or the American Century Variable Portfolios, Inc., "series"
type mutual funds. The portfolios have different investment objectives.
Fidelity Management & Research Company    managesreceives fees
from     the VIP, VIP II and VIP III portfolios    for providing investment
management services     and American Century Investment Management,
Inc.    manages thereceives fees from American Century VPVariable
Portfolios for providing investment management services. These fees are taken monthly in proportion to the average daily net assets of each portfolio throughout the month. They receive fees from the portfolios for these services.

For a full description of the Funds, see the Funds' prospectus, which accompanies this prospectus. See "The Funds" on page 14. The current
investment divisions which invest in    pP    ortfolios of Fidelity's
Variable Insurance Products Fund are:

VIP Money Market Portfolio
VIP High Income Portfolio
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio

The current investment divisions which invest in    pP    ortfolios of
Fidelity's Variable Insurance Products Fund II are:

VIPII Asset Manager Portfolio
VIPII Investment Grade Bond Portfolio
VIPII Contrafund Portfolio
VIPII Asset Manager: Growth Portfolio
VIPII Index 500 Portfolio

The current investment divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund III are:
VIPIII Growth & Income Portfolio
VIPIII Balanced Portfolio
VIPIII Growth Opportunities Portfolio

The current investment divisions which invest in Portfolios of the American Century Variable Portfolios, Inc. are:
Capital Appreciation Portfolio
Value Portfolio
Balanced Portfolio
International Portfolio

Each portfolio charges a different investment advisory fee. The VIP, VIP II, and VIP III Funds also charge an amount for other operating expenses. The total expenses for the year ending December 31,
   19971996     are shown in the table below.

Portfolio                                       Total Expenses
VIP Money Market                                 .31%.30%
VIP High Income                                  .71%
VIP Equity-Income(1)                             .58%.58%
VIP Growth(1)                                    .69%.69%
VIP Overseas(1)                                  .92%.93%
VIP II Investment Grade Bond                     .58%
VIP II Asset Manager(1)                          .65%.74%
VIP II Index 500  Portfolio(2)                   .28%
VIP II Contrafund(1)                             .71%.74%
VIP II Asset Manager: Growth(1)                  .77%.87%
VIP III Balanced(1)                              .61%.72%
VIP III Growth Opportunities(1)                  .74%.77%
VIP III Growth & Income                          .70%1.00%
American Century VP Capital Appreciation             1.00%
American Century VP Balanced                         1.00%
American Century VP Value                            1.00%
American Century VP International                    1.50%

   (1)A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

   VIP Equity-Income            0.57%
VIP Growth                      0.67%
VIP Overseas                    0.90%
VIP II Asset Manager            0.64%
VIP II Contrafund               0.68%
VIP II Asset Manager: Growth    0.76%
VIP III Balanced                0.60%
VIP III Growth Opportunities    0.73%

   (2)The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the total expenses for the VIP II Index 500 would have been 0.40%.

See "Investment Policies Of The Funds' Portfolios" on page 14,
"Charges In The Funds" on page 16, and "THE GENERAL
ACCOUNT" on page 23.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge of 2.50% from each premium payment. This charge is to partially reimburse Us for the cost incurred in selling and distributing this contract. A charge for any applicable premium taxes is deducted from each premium payment. The current premium tax
   charge     We take is 2.5%.    If the premium tax We incur on any premium
is less than 2.5%, We may reduce the charge for premium taxes on that
premium.     We may increase this charge at any time if Our premium tax expenses increase. We reserve the right to vary this charge by state.
A charge of $.46 is also deducted from each premium payment if you have elected to pay premiums by Civil Service Allotment. See
Deductions From Your Premiums on  on page 17.

Deductions From Your Contract Fund

Certain amounts are deducted from Your Contract Fund each month.
These are:

an expense charge of $6.00 each month (currently We plan to make
this deduction for the first 15    contract     years only).

a cost of insurance charge, which is based on the Insured Person's attained age and sex, risk class, and the amount of insurance You are buying, and a charge for additional benefits, if any.
We guarantee that the insurance deductions from Your Contract Fund will never be more than the maximum amounts shown in Your contract.

In addition, We make charges when You:

make a partial withdrawal of Net Cash Surrender Value more than once in a contract year.

make more than twelve transfers a year between investment divisions.
   We currently waive this charge.On a current basis an unlimited number of transfers are allowed without a charge.

See "Deductions From Your Contract Fund" on page 17.

Deductions From The Separate Account

We make a charge at an effective annual rate of 0.90% of the value of the assets of Our Separate Account for certain mortality and expense
risks We assume.    On a current basis, We currently     intend to reduce
this charge to 0.50% after the tenth Contract Year    (but there is no
guarantee We will do so).     See "Charges Against The Separate
Account" on page 16.

Charges In The Funds

The Funds make a charge for managing investments and providing services. See Charges In The Funds on page 16.

Surrender Charges

The Surrender Charge is made up of two pieces: The Deferred Sales
Charge and the Deferred Issue Charge. The Deferred Sales Charge is to partially reimburse Us for the cost We incur in selling and distributing this contract. The Deferred Issue Charge is to reimburse Us for underwriting and other costs We have when We issue the contract. We do not expect to profit from these charges.

During the first 12 years, We will subtract a Surrender Charge from Your Contract Fund if You give up Your contract for its Net Cash
Surrender Value, or let Your contract lapse at the end of a grace period.

The Deferred Sales Charge is based on the premiums You have paid:
27.5% of any premium payment in the first two contract years up to one guideline annual premium.

6.5% of all other premium payments.

This sum cannot exceed 6.5%  times the guideline annual premium
times the lesser of 20 or the    number of years in the     Insured Person's
life expectancy. The sum is multiplied by a percentage - 100% for the first seven years, decreasing to 0% after the twelfth year. The amount of the Deferred Sales Charge You pay depends on the amount of premiums You pay, when You pay Your premiums and when You surrender or lapse Your contract. You will not incur any Deferred
Sales Charge, regardless of the amount and timing of premiums if You keep this contract in force for twelve years.

The Deferred Issue Charge is a fixed schedule per thousand dollars of Specified Amount starting at $3.00 per thousand for the first seven years, decreasing to zero after the twelfth year. This discussion of the Deferred Sales Charge and the Deferred Issue Charge assumes no changes in Specified Amount. See "Surrender Charge" on page 18.

USING YOUR CONTRACT FUND

Transfers

You may transfer amounts in Your Contract Fund between the General Account and the investment divisions of the Separate Account, and among the investment divisions of the Separate Account. Transfers take effect on the date We receive Your request. We require minimum amounts for each transfer, usually $200. Currently, We allow unlimited transfers without a charge. However, We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year. There are other limitations on transfers to and from the General Account. See "Transfers Of Contract Fund Value" on page 20.

Surrendering Your Contract

Variable Executive Universal Life has a Cash Surrender Value, which is the difference between the value of Your Contract Fund and any Surrender Charge which applies during the first 12 Contract Years. If You surrender the contract for cash, We will pay You the Net Cash Surrender Value, which is the Cash Surrender Value less any outstanding loan and loan interest due. See "Surrendering Your Contract For Its Net Cash Surrender Value" on page 23.

Borrowing Against Your Contract

You may borrow a total amount up to 92% of the Cash Surrender
Value, using Your contract as security for the loan. A minimum loan amount, usually $200, will be stated in Your contract. Contract loan interest accrues daily at a rate adjusted annually. See "Borrowing From Your Contract Fund" on page 21. Contract loan interest is not deductible on Contracts owned by an individual.

It should be noted, however, that loans taken from, or secured by, a contract may have Federal tax consequences. See "TAX EFFECTS" on Page 24.

Withdrawing Cash From Your Contract Fund

You may make a partial withdrawal from Your Contract Fund. The current minimum for Your withdrawal is $200. The maximum withdrawal You can make is 50% of the Net Cash Surrender Value. Your withdrawal is subject to certain other requirements. A charge (currently $25 or 2 percent of the amount withdrawn, whichever is less) will be deducted from Your Contract Fund if You make more than one withdrawal in a Contract Year. See "Withdrawing Money From Your Contract Fund" on page 22. Withdrawals and Surrenders may have adverse tax consequences. See "TAX EFFECTS" on page
24.

ADDITIONAL INFORMATION ABOUT VARIABLE EXECUTIVE

UNIVERSAL LIFE

Your Right To Examine This Contract

You have a right to examine the contract and, if You wish, return it to Us. Your request must be postmarked by the latest of:

10 days after You receive Your contract.

10 days after We mail You a notice of this right, or

45 days after You signed the application for the contract.

When You return your contract, We will return the sum of all charges deducted from premiums paid, from the Separate Account, and from the Contract Fund, plus the Contract Fund. Charges deducted in the Funds are not returned.

See "Your Right To Examine The Contract" on page 23.

Tax Effects of Variable Executive Universal Life

With respect to a contract that is issued on the basis of a standard rate class, Midland believes such a contract should meet the definition of a life insurance contract for Federal income tax purposes. As for a contract that is issued on a substandard basis, it is not clear whether or not such a contract would qualify as a life insurance contract for Federal tax purposes, particularly if the owner of such a contract pays the full amount of premiums permitted under the contract. If it is subsequently determined that a contract does not satisfy section 7702 of the Internal Revenue code (which defines life insurance for tax purposes), Midland will take appropriate and reasonable steps to attempt to cause such a contract to comply with section 7702.
Assuming that a contract qualifies as a life insurance contract for Federal income tax purposes, the death benefit paid to the beneficiary of this contract is not subject to federal income tax. In addition, under current federal tax law, You do not have to pay income tax on any earnings in Your Contract Fund as long as they remain in Your
Contract Fund. A contract may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a modified endowment contract, then all pre-death distributions, including contract loans, will be treated first as a distribution of taxable income and then as a return of investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

If the contract is not a modified endowment contract, distributions generally will be treated first as a return of investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax. See "TAX EFFECTS" on page 24.

Your Contract Can Lapse

During the first five Contract Years, this contract will remain in force
   if either (a)unless     the Net Cash Surrender Value is insufficient to
pay monthly charges    or (b)and     You fail to meet certain minimum
premium requirements which apply. Beyond the first five years, this contract will remain in force as long as the Net Cash Surrender Value is
sufficient to pay monthly charges.    Therefore, the contract could lapse
after the Minimum Premium Period even if You continue paying
minimum premiums.     See "Your Contract May Lapse" on page 22.

Illustrations

Sample projections of hypothetical Death Benefits and Cash Surrender Values are included starting at page 33 of this prospectus. These are only hypothetical figures and are not indications of either past or anticipated future investment performance. However, these projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance and the charges and deductions, and also in comparing this contract to other life insurance contracts. These projections also show the value of premiums accumulated with interest and indicate that if the contract is surrendered in the early contract years, the Net Cash Surrender Value may be low compared to premiums accumulated at interest. This reflects the cost of insurance protection and other charges, and demonstrates that this contract should not be purchased as a short-term investment.

Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective Owners. The performance information is based on historical investment experience of the investment division and the Funds and does not indicate or represent future performance.

Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of the Mortality and Expense Risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the Contract Fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the Surrender Charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect Contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an investment division's returns, You should recognize that they are not the same as actual year-by-year results.

Midland may also advertise performance figures for the investment divisions based on the performance of a Portfolio prior to the time the Separate Account commenced operations.

Midland may also provide individual hypothetical illustrations of Contract Fund Value, Cash Surrender Value, and Death Benefit based on historical investment returns of the Funds. The illustrations will reflect the deductions of expenses in the Funds and the deduction of Contract charges, including the Mortality and Expense Risk Charge, the deductions from premiums, the monthly deduction from the Contract Fund and the Surrender Charge. The illustrations do not indicate what contract benefits will be in the future.

PART 2: DETAILED INFORMATION

ABOUT VARIABLE EXECUTIVE
UNIVERSAL LIFE

THE COMPANY THAT ISSUES VARIABLE EXECUTIVE
UNIVERSAL LIFE

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906 in South Dakota as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Our Parent

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

THE FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE

This prospectus describes Our regular Variable Executive Universal Life contract. There may be differences because of requirements of the state where Your contract is issued, which will be included in Your contract.

How Variable Executive Universal Life Differs From Whole Life
Insurance

Variable Executive Universal Life is designed to provide insurance coverage with flexibility in death benefits and premium payments. It is different from traditional whole life insurance in that You are not required to pay scheduled premiums and may, within limits, choose
the amount and frequency of premium payments.    However, paying
scheduled premiums may not prevent the Variable Executive Universal
Life contract from lapsing.     Variable Executive Universal Life also
provides for two different types of insurance benefit options. You may switch back and forth between these options. Another feature of Variable Executive Universal Life which is not available under traditional whole life insurance is Your ability to increase or decrease the Specified Amount without purchasing a new contract. However, evidence of insurability may be required. The built-in flexibilities of Variable Executive Universal Life enable You to respond to changes in lifestyle and take advantage of favorable financial conditions.

Death Benefits

We pay a benefit (net of indebtedness) to the beneficiary of this contract when the Insured Person dies. As the Owner, You may choose from two death benefit options: Option 1 and Option 2.
Option 1 provides a benefit that equals the Specified Amount of the contract. Except as described below, the Option 1 benefit is fixed. Owners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option 1. Option 2 provides a benefit that equals the Specified Amount of the contract plus the amount in Your Contract Fund on the day the Insured Person dies. Under Option 2, the value of the benefit is variable and fluctuates with the amount in Your Contract Fund. Owners who prefer to have investment experience reflected in the amount of their insurance coverage should choose Option 2.

Under both options, a provision of the federal tax law may require a greater benefit than the option selected. This benefit is a corridor percentage multiple of the amount in Your Contract Fund. The corridor percentage declines as the Insured Person gets older. The benefit will be the amount in Your Contract Fund on the day the Insured Person dies times the percentage for the attained age (last birthday) at the beginning of the Contract Year of the Insured Person's death. The percentages are in the following table:

		      Table of Death Benefits
		   Based on Contract Fund Value

      		  The Death                The Death
		        Benefit Will             Benefit Will
		        Be At Least              Be At Least
	If The   Equal To        If The   Equal To
	Insured  This Percent    Insured  This Percent
	Person's  of The         Person's  of The
	Age Is   Contract Fund   Age Is   Contract Fund
	0-40    250%             60      130%
	41      243              61      128
	42      236              62      126
	43      229              63      124
	44      222              64      122
	45      215              65      120
	46      209              66      119
	47      203              67      118
	48      197              68      117
	49      191              69      116
	50      185              70      115
	51      178              71      113
	52      171              72      111
	53      164              73      109
	54      157              74      107
	55      150              75-90   105
	56      146              91      104
	57      142              92      103
	58      138              93      102
	59      134              94      101
                     				 95-99   100

These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the Specified Amount is $100,000. Under Option 1, the death benefit will generally be $100,000. However, when the Contract Fund is greater than $66,666.67, the corridor percentage applies. In this case, age 55, the factor We multiply with the Contract Fund is 150 percent. If the Contract Fund was $70,000 the death benefit at that time would be $105,000.

Under Option 2, the death benefit is the Specified Amount, $100,000 in the example, plus the Contract Fund. If the contract on this 55-year-old insured person had a Contract Fund greater than $200,000, the corridor percentage applies.

Under either option, the length of time Your contract remains in force depends on the Net Cash Surrender Value of Your contract and, during
the first five Contract Years,    Whether YouYour     ability to meet the
minimum premium requirements. Because the charges that maintain
Your contract are deducted from Your Contract Fund, Your coverage will last as long as Your Net Cash Surrender Value (the amount in
Your Contract Fund minus the Surrender Charge and any outstanding loan and loan interest) can cover these deductions. However, during
the first five Contract Years,    Your contract will remain in-force
provided the sum of the premiums You have paid less any loans or withdrawals taken exceeds the total sum of all monthly minimum premiums for all the contract months the contract has been in-forceas long as You pay premiums more than the sum of monthly minimum premiums to that Contract Date, the contract will remain in force.

The investment experience of any amounts in the investment divisions of Our Separate Account and the interest earned on any amounts in the General Account will affect the amount in Your Contract Fund. As a result, the returns from these investment options will affect the length of time Your contract remains in force.

The minimum Specified Amount at issue is $150,000. The maximum issue age is 80.

Maturity Benefit

If the Insured Person is still living on the Maturity Date, We will pay You the amount in the Contract Fund net of loans. This contract will then end.

Changes In Variable Executive Universal Life

Variable Executive Universal Life provides You the flexibility to choose from a variety of strategies, described in the sections that follow, which enable You to increase or decrease Your insurance protection.

A reduction in Specified Amount lessens emphasis on the contract's insurance coverage by reducing both the death benefit and the amount at risk (the difference between Contract Fund and death benefit). The reduced amount at risk results in lower cost of insurance deductions from the Contract Fund. A partial withdrawal reduces the Contract Fund and death benefit, while providing You with a cash payment, but does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the Contract Fund.

Reducing the Contract Fund will, under Option 1, increase the amount at risk (and therefore increase the cost of insurance deductions) while leaving the death benefit unchanged; under Option 2, it will decrease the death benefit while leaving the amount at risk unchanged.

Increases in the Specified Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. Additional premium payments may increase the Contract Fund, which has the effect, under Option 1, of reducing the amount at risk while leaving the death benefit unchanged, or under Option 2, of increasing the death benefit while leaving the amount at risk unchanged.

Changing The Specified Amount of Insurance

Any time after Your contract is issued, You may change its Specified Amount. You may do this by sending a written request to Our Home Office. You are limited to two changes in Specified Amount each Contract Year. Any change will be subject to Our approval and the following conditions:

If You increase the Specified Amount, You must provide satisfactory evidence that the Insured Person is still insurable. Our current procedure, if the Insured Person has become a more expensive risk, is to charge higher cost of insurance charges for the additional amounts of insurance.

Any increase must be at least $25,000. Monthly deductions from Your Contract Fund for the cost of insurance will increase, beginning on the date the increase in the Specified Amount takes effect. An increase in Specified Amount will also result in an increase in Surrender Charges. The rights to examine and exchange this contract which apply at issue do not apply to increases in Specified Amount.

If You reduce the Specified Amount You may not reduce it below the minimum We require to issue this contract at the time of the reduction. Monthly deductions from Your Contract Fund for the cost of insurance will decrease.

If You request a decrease in Specified Amount, it may be limited by federal tax law. In such a case, Your new death benefit will be Your Contract Fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

Our current procedure, if You request a Specified Amount decrease when an increased Specified Amount is at substandard (i.e., higher) risk charges and the original Specified Amount was at standard risk charges, is to first decrease the Specified Amount that is at substandard risk charges.

   Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) Provision provides for increases to Your face amount of insurance to keep pace with inflation. The ABI provision is included on all standard issues of regularily underwritten policies where the issue age of the primary insured is 55 or younger and where the billing mode is not military government allotment nor civil service allotment nor list bill.

The Increase Dates begin on the second Contract Anniversary and occur every two years after they begin until this provision terminates. At least 30 days before the Increase Date, We will send a notice to You regarding the amount of increase. The Cost of Living Rider policy form specifies the conditions under which the provision can be terminated. You have the right to reject any increase in specified amount by sending Us a notice before it becomes effective. If You reject any such increase, the ABI provision will terminate. (See Your policy form for exact details.)

The exact amount of increase to the specified amount of insurance will be calculated as follows:

a. The Eligible Specified Amount (unless the ABI provision has terminated, this is the sum of the portions of the specified amount of insurance that are in the Non-smoker, Ordinary or Preferred Premium Class) times

b.      The Consumer Price Index five months before such Increase
Date divided by

c. The Consumer Price Index 29 months before such Increase Date minus the Eligible Specified Amount from part a.

The maximum amount of any increase is $50,000 or 20% of the eligible specified amount, whichever is less. Once the total of all increases provided by this provision exceeds two times the initial specified amount of insurance, the ABI provision will automatically terminate.

The Consumer Price Index is the U.S. Consumer Price Index for All
Urban Consumers as published by the U.S. Department of Labor (See
Your policy form for more details on this index.)

The Automatic Benefit Increase (ABI) Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your specified insurance amount. (See Deductions From Your Contract Fund on page 17 for more details.)

The ABI increases will increase the planned and minimum premiums. (See Your Cost of Living Rider Policy Form and your base contract policy form for exact details.)

Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to our Home Office. We will require satisfactory evidence of the Insured Person's insurability to make this change.

If You change from Option 1 to Option 2, the Specified Amount will be decreased by the amount in Your Contract Fund on the date of the change. We may not allow such a change if it would reduce the Specified Amount below the minimum We require to issue this contract at the time of the reduction.

If You change from Option 2 to Option 1, the Specified Amount of insurance will be increased by the amount in the Contract Fund on the date of the change. These increases and decreases in Specified Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which Your cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the Specified Amount or death benefit option of Your contract will go into effect on the Monthly Anniversary following the date We approve Your request for the change. After Your request is approved, You will receive a written notice of the approval showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to us at our Home Office so that We can make a change.

In some cases, We may not approve a change You request because it might disqualify Your contract as life insurance under applicable federal tax law. We will send You a written notice of Our decision about making the change.

Contract changes may have adverse tax consequences. See "TAX
EFFECTS" on page 24.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. You may specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may also be monthly if paid by pre-authorized check or premiums may be paid bi-weekly if paid by Civil Service Allotment.

Even though Your premiums are flexible, the contract information page of Your contract will show a "planned" periodic premium. The planned premium is determined by You within limits set by Us when
You apply for the contract and is not necessarily designed to equal the amount of premiums that will keep Your contract in effect. Planned premiums are generally the amount You decide You want to pay and
You can change them at any time. Payment of the planned premiums does not guarantee that Your contract will stay in force, so additional
premium payments may be necessary.    The planned premium will
increase for any increases in specified amounts of insurance, including increases resulting from the Automatic Benefit Increase Provision.
(See the ABI Provision on page 11 for details on how and when the increases are applied.)

You must pay a minimum initial premium on or before the date on which the contract is delivered to You. The insurance will not go into effect until We receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex, and premium class of the Insured Person, the initial Specified Amount of the contract and any additional benefits selected. Your first premium payment may be by Your check or money order payable to Midland.
Any additional premiums should be payable to Midland and should be sent directly to Our Home Office.

We will send You premium reminder notices based on Your planned premium. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay other premiums at any time. Amounts must be at least $50 or may be $30 through a monthly automatic payment plan.

You may send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law. If so, We will notify You and return to You the portion of the premium that would cause the disqualification.

Premium Provisions For The First Five Years

During the first five Contract Years, Your contract may be kept in force by meeting a minimum premium requirement. A monthly minimum premium is shown on the Contract Information page of Your
contract.    The minimum premium will increase for any increases in
specified amounts of insurance including increases resulting from the Automatic Benefit Increase Provision. (See the ABI Provision on page
11 for details on how and when the increases are applied.)     The
minimum premium requirement will be satisfied if the sum of premiums You have paid less any loans or withdrawals you have taken exceeds a total equal to the sum of these monthly minimums had they been paid each month the contract was In Force.

If You stop paying premiums in the first five Contract Years, Your contract will continue in effect until both of two conditions are true:
The Net Cash Surrender Value can no longer cover the monthly deductions from Your Contract Fund for the benefits selected; and, the total premiums You have paid are less than the total monthly minimum premiums required to that date.

Premium Provisions Beyond The Fifth Year

Beyond the fifth Contract Year, Your contract will lapse if the Net Cash Surrender Value can no longer cover the monthly deductions from Your Contract Fund for the benefits selected. You should note that Your planned premiums may not be sufficient to maintain Your contract because of investment experience, contract changes, or other factors. Therefore, premiums in addition to the planned premiums may be necessary to keep Your contract in force.

Allocation of Premiums

Each net premium, except any premium received before the Record
Date, will be allocated to Our Separate Account or General Account on the day We receive Your premium.

After the sales charge, the premium tax charge and any expense charges are deducted from each of Your premiums, the balance, called Your net premium, is put into Your Contract Fund. Net premiums may be allocated to Our General Account or to one or more of the investment divisions of Our Separate Account according to the directions You provided on Your contract application. These instructions will apply to any subsequent premiums You pay until You write to Our Home Office with new instructions. Allocation percentages may be any whole number from 10 to 100, but the sum must equal 100. You may choose not to allocate any premium to any particular investment division. You may not have Your Contract Fund allocated to more than ten investment divisions of Our Separate Account at any one point in time. See "THE GENERAL ACCOUNT" on page 23.

Any premium received before the Record Date will be held in the General Account from the day We receive it until the day after the Record Date and will earn interest during this period. When this period has expired, the premium received prior to the Record Date and any interest earned during the period will be allocated to the investment divisions of Our Separate Account and the General Account according to the instructions You have given Us.

Additional Benefits May Be Available

Your contract may include additional benefits. A charge will be deducted from Your Contract Fund monthly for certain additional benefits You choose. You may cancel these benefits at any time. More details will be included in Your contract if You choose any of these benefits. The following additional benefits are currently available:
Disability Waiver Benefit. With this benefit, We waive monthly charges from the Contract Fund if the Insured Person becomes totally disabled on or after the Insured Person's fifteenth birthday and the disability continues for six months. If the disability starts before the Contract Anniversary following the Insured Person's 65th birthday, We will waive monthly deductions for life as long as the disability continues.

Monthly Disability Benefit. With this benefit, We will pay into your Contract Fund an amount on Your Contract Information page. The benefit is payable when the Insured Person becomes totally disabled on or after the Insured Person's fifteenth birthday and the disability continues for six months. Disability must start before the Contract Anniversary following the Insured Person's 65th birthday. The benefit will continue until the Insured Person is age 65. If the amount of benefit paid into the Contract Fund exceeds the amount allowed by Federal Guidelines, the monthly benefit will be paid to the Insured Person.

Accidental Death Benefit. We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Contract Anniversary nearest his or her 70th birthday.

Children's Insurance Rider. This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered only until the Insured
Person reaches age 65 or the child reaches age 25.
Family Insurance Rider. This benefit provides term life insurance on the Insured Person's children as does the Children's Term Insurance. It also provides decreasing term life insurance on the Insured's spouse. Additional Insured Rider. You may provide term insurance for another person, such as the Insured Person's spouse, under Your contract. A separate charge will be deducted for each additional insured.

Guaranteed Insurability Rider. This benefit provides for the issuance of additional amounts of insurance without further evidence of insurability.

   Cost of Living Rider. This benefit provides for limited annual increases in the amount of insurance.

Living Needs Rider. This benefit provides an accelerated death benefit
   as payment of an "Advanced Sum,"     in the event the Insured Person is
expected to die within 12 months.

You choose the amount of the Death Benefit to accelerate at the time of the claim. The Maximum Advanced Sum is 50% of the Eligible
Death Benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the Insured Person provided by any Eligible Riders) currently subject to a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the Advanced Sum paid is reduced by expected future interest and may be reduced by a charge for administrative expenses.
On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the Eligible Death Benefit:

a. the death benefit of the Contract and of each Eligible Rider

b. the Specified Amount

c. any contract values

d. any outstanding loan

When We reduce the Contract Fund, We will allocate the reduction based on the proportion that Your unloaned amounts in the General
Account and Your amounts in the Investment Divisions of Our
Separate Account bear to the total unloaned value of Your Contract
Fund.

Pursuant to the    recently enacted     Health Insurance Portability and
Accountability Act of 1996, We believe that for federal income tax purposes an Advanced Sum payment made under the Living Needs
Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured Person under the contract. However, You should consult a qualified tax adviser about the consequences of adding this Rider to a contract or requesting an Advanced Sum payment under this Rider.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The Separate Account is Our Separate Account A, established under the Insurance Laws of the State of South Dakota, and is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. Our Separate Account A meets the definition of a 'separate account' under the Federal securities laws but this registration does not involve any supervision by the SEC of the management or investment contracts of the Separate Account. A unit investment trust is a type of investment company. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of Your net premiums to no more than ten of the seventeen investment divisions of Our Separate
Account.    Our Separate Account divisions invest in the VIP Money
Market Portfolio, the VIP High Income Portfolio, the VIP Equity-Income Portfolio, the VIP Growth Portfolio, the VIP II Asset Manager Portfolio, the VIP Overseas Portfolio, the VIP II Investment Grade Bond Portfolio, the VIP II Contrafund Portfolio, the VIP II Asset
Manager: Growth Portfolio, the VIP II Index 500 Portfolio, VIP III Growth & Income Portfolio, VIP III Balanced Portfolio, VIP III
Growth Opportunities Portfolio, American Century VP Capital Appreciation Portfolio, American Century VP Value Portfolio,
American Century VP Balanced Portfolio, and American Century VP International Portfolio.

The Funds

Fidelity's Variable Insurance Products Fund, Fidelity's Variable Insurance Products Fund II, Fidelity's Variable Insurance Products Fund III, and the American Century Variable Portfolios, Inc. are open-end diversified management investment companies, more commonly called mutual funds. As "series" types of mutual funds, they issue several different "series" of portfolios. The Funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and all other aspects of their operations, appears in their prospectuses, which accompanies this prospectus, and in the Funds' Statement of Additional Information.

The Funds sell their shares to separate accounts of various insurance companies to support both variable life insurance contracts and variable annuity contracts. We currently do not foresee any disadvantages to Our owners arising out of this. If We believe that the Funds do not sufficiently respond to protect Our owner's interests, We will see to it that appropriate action is taken to protect Our owners.
The Funds will also monitor this possibility. Also, if We ever believe that any of the Funds' portfolios are so large as to materially impair its investment performance of a portfolio or the Fund, We will examine other investment options.

   Midland may from time to time receive revenue from Fidelity
Management & Research Company and/or American Century
Investment Management, Inc. The amounts of the revenue, if any, may be based on the amount of investments by Midland contained in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the investment divisions of Our
Separate Account depends on the performance of the corresponding
Funds' portfolios. The objectives of the Funds' portfolios are as follows:

Portfolio
Objective

VIP Money Market

Seeks to    earn aobtain     as high a level of current income as is
consistent with preserving capital and providing liquidity by investing in high quality money market instruments. (An investment in the Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High
Income

Seeks    to obtain     a high level of current income by investing primarily
in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. For a description of the special risks involved in investing in these securities, see the prospectus for the Funds.

VIP Equity-Income

Seeks    to obtain     reasonable income by investing primarily in income-
producing equity securities. In choosing these securities, the Manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500
Stocks.

VIP Growth

Seeks    to achieve capital appreciation by investing in common stocks,
normally through the purchase of common stocks,     although the
Portfolio's investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas

Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager

Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and
short-term    money marketfixed-income     instruments.

VIP II
Investment
Grade Bond

Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II
Contrafund

Seeks to achieve capital appreciation over the long term by investing
in securities of companies    whose value the manager believes is not
recognized fully by the publicthat are undervalued or out-of-favor.

VIP II
Asset Manager:
Growth

Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager Portfolio.

VIP II
Index 500

Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income

Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced

Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities

Seeks long-term growth of capital. Invests primarily in common stocks
and    securities convertible into common stocks, but it has the ability to purchase other securities such as preferred stocks and bonds that may produce capital growth.adjusts its mix between growth, value, cyclical and other securities to take advantage of attractive valuations.

American Century VP Capital Appreciation

Seeks capital growth by investing    primarily     in common stocks that
management considers to have better-than-average prospects for appreciation.

American Century VP Value

Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced

Seeks capital growth and current income. Invests approximately 60
percent of its assets in    commongrowth stocks that management
considers to have better than average potential for appreciation     and the
rest in fixed income securities.

American Century VP International

Seeks capital growth by investing    primarily     in securities of foreign
companies that management believes to have potential for appreciation.

We Own The Assets Of Our Separate Account

Under South Dakota law, We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts.
   Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of
another division.     We may also permit charges owed to Us to stay in
the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and
We may transfer them from the Separate Account to Our General
Account.    Under certain unlikely circumstances, one investment
division of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account

In addition to changing or adding    funds or portfoliosinvestment
companies    , We have the right to modify how We or Our Separate
Account operate. We intend to comply with applicable law in making any changes and, if necessary, We will seek contractowner approval.

We have the right to:
add investment divisions to, or remove investment divisions from, Our Separate Account, combine two or more divisions within Our Separate Account, or withdraw assets relating to Variable Executive Universal Life from one investment division and put them into another;

eliminate the shares of the portfolio and substitute shares of another portfolio of the Funds or another open-end, registered investment company, if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio should become inappropriate in view of the purposes of Separate Account A;

register or end the registration of Our Separate Account under the Investment Company Act of 1940;

operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Midland under the Investment Company Act of 1940);

disregard instructions from contractowners that would otherwise require that a Fund's shares be voted so as to cause a change in the investment objectives of the Portfolio of a Fund or approval or disapproval of an investment advisory policy for the Portfolio of a Fund. We would do so only if required by state insurance regulatory authorities pursuant to insurance law or regulation; or

operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. We may make any legal investments We wish. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove any change in investment advisers or in investment contract unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment division, You will be notified. We may, for example, cause the investment division to invest in a mutual fund other than or in addition to the current Funds.

If You then wish to transfer the amount You have in that investment division to another division of Our Separate Account, or to Our General Account, You may do so, without charge, by writing to Our Home Office. At the same time, You may also change how Your net premiums and deductions are allocated.

DEDUCTIONS AND CHARGES

Charges Against The Separate Account

The amount in Your Contract Fund, which can be allocated to as many as ten investment divisions of Our Separate Account, will be reduced by any fees and charges allocated to the investment divisions of Our Separate Account.

Mortality and Expense Risks. We make a charge for assuming
mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your Contract Fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured Persons will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected to in relation to the cost of insurance charges We received. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We make a charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Executive Universal Life. Currently
We intend to reduce this charge to 0.50% after the tenth Contract Year
   (but We are not obligated to and might not do so).     This charge is
reflected in the Accumulation Unit values for the investment divisions of the Separate Account. See "Your Contract Fund Value -How We
Determine The Accumulation Unit Value" on page 20. If the money
We collect from this charge is not needed, it will be to Our gain, and We expect a profit from this charge. To the extent sales expenses are not covered by the sales charge and the Deferred Sales Charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which if made will reduce the investment experience of the investment divisions of Our Separate
Account. Currently no such charge is made.

Charges In The Funds

The Funds make a charge for managing investments and providing services. These charges vary by portfolio.

The VIP, the VIP II, and the VIP III Portfolios have an annual management fee that is the sum of an individual fund fee rate, and a group fee rate which is based on the monthly average net assets of the mutual funds advised by Fidelity Management & Research Company.
In addition, each of these portfolios' total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. See the VIP, VIP II and VIP III prospectus for additional information on how these charges are determined and on the minimum and maximum charges allowed. All expenses for the year ending December 31,
   19971996     are shown in the table below.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American Century Variable Portfolios prospectus for details. The expenses for the year ending December 31, 19971996 are shown in the table below.

                     			   Management      Other           Total
Portfolio                  Fee             Expenses        Expenses
VIP Money Market           .21%            .10.09%         .31.30%
VIP High Income            .59%            .12%            .71%
VIP Equity-Income(1)       .50.51%         .08.07%         .58%
VIP Growth(1)              .60.61%         .09.08%         .69%
VIP Overseas(1)            .75.76%         .17.17%         .92.93%
VIP II Investment
Grade Bond                 .44.45%         .14.13%             .58%
VIP II Asset Manager(1)    .55.64%         .10%            .65.74%
VIP II Index 500           .24.13%         .04.15%             .28%
VIP II Contrafund(1)       .60.61%         .11.13%         .71.74%
VIP II Asset
Manager: Growth(1)         .60.65%         .17.22%         .77.87%
VIP III Balanced(1)        .45.48%         .16.24%         .61.72%
VIP III Growth
Opportunities(1)           .60.61%         .14.16%         .74.77%
VIP III Growth
& Income                   .49.50%         .21.50%         .701.00%
American Century VP
Capital Appreciation       1.00%           .00%           1.00%
American Century VP
Balanced                   1.00%           .00%           1.00%
American Century VP
Value                      1.00%           .00%           1.00%
American Century VP
International              1.50%           .00%           1.50%

   (1)A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

   VIP Equity-Income            0.59%
VIP Growth                      0.67%
VIP Overseas                    0.90%
VIP II Asset Manager            0.64%
VIP II Contrafund               0.68%
VIP II Asset Manager: Growth    0.76%
VIP III Balanced                0.60%
VIP III Growth Opportunities    0.73%

   (2)The portfolio's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13% and 0.40%, respectively.

Deductions From Your Premiums

We deduct a sales charge of 2.50% from each premium payment. This charge is to partially reimburse Us for the cost incurred in selling and distributing this contract, including commissions, the cost of preparing sales literature and printing of prospectuses. A Deferred Sales Charge
will also be    deductedincurred     if You give up Your contract for its
Net Cash Surrender Value or let Your contract lapse. See Surrender Charge on page 18.

A 2.5% charge for premium taxes is also deducted from    all of     Your
premiums and $.46 is deducted from each premium payment if You have chosen the Civil Service Allotment Mode. The rest of each
premium (the net premium) is placed in Your Contract Fund.    If the
premium tax We incur on any premium is less than 2.5%, We may reduce the charge for premium taxes on that premium.

The $.46 deducted from each premium payment under the Civil
Service Allotment Mode is intended to cover the extra expenses We incur in processing bi-weekly premium payments.

Applicable Taxes. All states and certain jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges.
Currently, as indicated above, We deduct a charge of 2.5% of each premium for these. These tax rates currently range from 0.75% to 4%. Because of certain retaliatory provisions in the premium tax regulations, We expect to pay at least 2.5% of mosteach premiums in
premium tax.    If We pay less, We may reduce the charge for that
premium.

This is a tax to Midland so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will also vary with the amount of the premium.
We may increase this charge at any time if Our premium tax expenses increase and We reserve the right to vary this charge by state. If We make such a change, We will notify You.

Deductions From Your Contract Fund

At the beginning of each Contract Month (including the Contract
Date), the following three Contract Fund charges are deducted from Your Contract Fund.

1. Expense Charge. This charge is $6.00 per month (currently We plan to make this deduction for the first 15 years only, but we reserve the right to deduct it throughout the life of the contract). This charge is designed to cover the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, recordkeeping, communications with owners and other expense and overhead items.

2. Charges for Additional Benefits. The cost for any additional benefits You choose will be deducted monthly. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge. The cost of insurance is Our current monthly cost of insurance rate times the amount at risk at the beginning of the Contract Month. Amount at risk is the difference between the current death benefit and the amount in Your Contract
Fund. If the current death benefit for the month is increased due to the requirements of federal tax law, Your amount at risk for the month will also increase. For this purpose the amount in Your Contract Fund is determined before deduction of the cost of insurance charge but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing attained age of the Insured Person.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured Person at the time of the charge. We currently place the Insured Person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The Insured Person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates from time to time, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male preferred nonsmoker standard risk at various ages. In Montana, there will be no distinctions based on sex. Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Variable Executive Universal Life in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Illustrative Table of Monthly Cost of Insurance Rates (Rounded) per
		      $1,000 of Amount at Risk

	Male       Guaranteed          Current
	Attained   Maximum     (Preferred Non-Smoker)
	Age        Rate                  Rate
	5           $.07                  $.05
	15          .11                    .10
	25          .13                    .07
	35          .14                    .08
	45          .29                    .17
	55          .69                    .36
	65         1.87                    .74

For a male preferred non-smoker, age 35, with a $100,000 Specified Amount Option 1 contract and an initial premium of $1,000, the cost of insurance for the first month will be $7.92. This example assumes the expense charge ($6.00 per month) and current cost of insurance rate ($.08 per $1,000).

We offer lower current cost of insurance rates at most ages for insured people who qualify as non-smokers. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habitsThe reduced cost of insurance rates depend on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the Insured Person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

   Automatic Benefit Increase Charges There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 11 for exact details) the specified amount of insurance will increase. The increase in specified amount will cause the amount at risk to increase which will increase the monthly cost of insurance charge over what would have been charged without the increase.

   Other     Transaction Charges

In addition to the deductions described above, We charge fees for certain contract transactions:

Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each Contract Year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

Transfers. Currently, We do not charge when You make transfers of Contract Fund value among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year.

How Contract Fund Charges Are Allocated

Generally, deductions from Your Contract Fund for monthly charges or partial withdrawal charges are made from the investment divisions of Our Separate Account and the unloaned portion of the General Account in accordance with the deduction allocation percentages specified by You in Your application unless You instruct Us to do otherwise. Your allocation percentages for deductions may be any whole numbers (from 10 to 100) which add up to one hundred. You may change Your deduction allocation percentages by writing to Our Home Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions of Our Separate Account bear to the total unloaned value of Your Contract Fund.

Deductions for transfer charges are allocated to the investment divisions from which the transfer is being made in equal proportion to such investment divisions. For example, if the transfer is made from two investment divisions, the transfer charge allocated to each of the investment divisions will be $12.50.

Surrender Charge

We incur various sales and promotional expenses in connection with selling Variable Executive Universal Life, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect distribution expenses. We also incur expenses for underwriting, printing of contract forms and prospectuses, and putting information in Our records.

There is a difference between the amount in Your Contract Fund and the Cash Surrender Value of Your contract for the first 12 Contract Years. This difference is the Surrender Charge, which is a contingent deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender in their early years (the sales charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the first 12 Contract Years. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a Contract Year is not necessarily related to Our actual sales expense in that year. We anticipate that the sales charge and Surrender Charge will not fully cover Our sales expenses. To the extent sales expenses are not covered by the sales charge and Surrender Charge, We will cover them from other funds including any funds in Our General
Account, which may include amounts derived from the mortality and expense risk charge.

The Net Cash Surrender Value, which is the amount We pay You if
You surrender Your contract for cash, equals the Cash Surrender Value minus any outstanding loan and loan interest.

In the first 12 Contract Years, You will incur a Surrender Charge if You give up Your contract for its Net Cash Surrender Value, or let Your contract lapse.

The Surrender Charge You pay includes Deferred Sales Charges and
Deferred Issue Charges. The Deferred Sales Charge is based on the sum of two pieces.

The Deferred Sales Charge is:

27.5% of any premium payment in the first two Contract Years up to one guideline annual premium.

6.5% of all other premium payments.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 6.5%, times the expected future lifetime at issue as determined by the 1980 CSO Mortality Table or 20 years, whichever is less.

The guideline annual premium varies for each contract. It is specified on the contract information page of Your contract.

During the first seven contract years, the Deferred Sales Charge will be 100% of the sum of these two pieces or the maximum charge described in the second preceding paragraph, whichever is less. Beginning in the eighth year, the sum or maximum will be multiplied by a percentage.
The percentage is 83.33% for year eight, 66.67% for year nine, 50% for year ten, 33.33% for year eleven, and 16.67% for year twelve.
After the 12th Contract Year, there is no Surrender Charge.

If there is an increase in Specified Amount (at any time), there will also be an increase in the Guideline Annual Premium. All additions to the Deferred Sales Charge due to this increase will be 5% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 6.5%, times the expected future lifetime at the time of the increase as determined by the 1980 CSO Mortality Table or 20 years, whichever is less. The total in the Deferred Sales Charge prior to the increase in Specified Amount will not be affected.

If there is a decrease in Specified Amount, there will also be a decrease in Guideline Annual Premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.

The following table shows the Deferred Issue Charge which is a dollar amount for each thousand dollars of the Specified Amount. After the 12th Contract Year, there is no Deferred Issue Charge.

	      Table of Deferred Issue Charges
	     Per Thousand of Specified Amount

	Contract               Contract           Contract
	Year       Charge      Year       Charge  Year    Charge
	1          $3.00       6          $3.00   11      $1.00
	2           3.00       7           3.00   12       0.50
	3           3.00       8           2.50
	4           3.00       9           2.00
	5           3.00       10          1.50

If there has been a change in Specified Amount during the life of the contract, the Deferred Issue Charge is applied against the highest Specified Amount in force during the life of the contract.

YOUR CONTRACT FUND VALUE

The amount in Your Contract Fund is the sum of the amounts You have in the General Account and in the various investment divisions of Our Separate Account (plus the amount in Our General Account securing any contract loan). Your Contract Fund also reflects the various charges described above. Monthly deductions are made as of the first day of each Contract Month. Transaction charges or Surrender Charges are made as of the effective date of the transaction. Charges against Our Separate Account are reflected daily. Any amount allocated to an investment division of Our Separate Account will go up or down depending on the investment experience of that division. You bear this investment risk. For amounts allocated to the investment divisions of Our Separate Account, there is no guaranteed minimum cash value. Any amount allocated to the General Account is guaranteed by Us.

Amounts In Our Separate Account

Amounts allocated, transferred or added to the investment divisions of Our Separate Account are used to purchase Accumulation Units. The amount You have in each division is represented by the value of the Accumulation Units credited to Your Contract Fund for that division. The number of Accumulation Units purchased or redeemed in an investment division of Our Separate Account is calculated by dividing the dollar amount of the transaction by the division's Accumulation Unit Value calculated at the end of that day. The number of Accumulation Units for an investment division at any time is the number of Accumulation Units purchased less the number of Accumulation Units redeemed. The value of Accumulation Units fluctuates with the investment performance of the corresponding portfolios of the Funds, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and Funds' expenses. The Accumulation Unit Values also reflect deductions and charges We make to Our Separate Account. The number of Accumulation Units credited to You, however, will not vary because of changes in Accumulation Unit Values. On any given day, the value You have in an investment division of Our Separate Account is the Accumulation Unit Value times the number of Accumulation
Units credited to You in that division. The Accumulation Units of each investment division of Our Separate Account have different Accumulation Unit Values.

Accumulation Units of an investment division are purchased when
You allocate premiums, repay loans or transfer amounts to that division. Accumulation Units are redeemed or sold when you make withdrawals or transfer amounts from an investment division of the Separate Account (including transfers for loans) and to pay the death benefit when the Insured Person dies. We also redeem Accumulation Units for monthly deductions or other charges.

How We Determine The Accumulation Unit Value

We determine Accumulation Unit Values for the investment divisions of our Separate Account at the end of each business day. The Accumulation Unit Value for each investment division will be set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the Accumulation Unit Value for any business day is equal to the Accumulation Unit
Value for the preceding business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

First, We take the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

Next, We add any dividends or capital gains distributions paid by the Fund on that day.

Then, We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

Then, We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an
effective annual rate of 0.90%.    On a current basis We currently
intend to reduce this charge to 0.50% annually (.0013664% daily) after the
tenth Contract Year,    but We are not obligated to reduce it.     This
charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

Finally, We subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

Generally, this means that We adjust Accumulation Unit Values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any other charges.

CONTRACT FUND TRANSACTIONS

The transactions described below may have different effects on Your Contract Fund, death benefit, Specified Amount or cost of insurance. You should consider the net effects before combining Contract Fund transactions. Certain transactions also have fees. Upon completion of these transactions, You may not have Your Contract Fund allocated to more than ten investment divisions.

Changing Your Premium And Deduction Allocation Percentages

You may change the allocation percentages of Your net premiums or of Your monthly deductions by writing to Our Home Office and telling Us what changes You wish to make. These changes will go into effect as of the date We receive Your request at Our Home Office and will affect transactions on and after that date.

Transfers Of Contract Fund Value

Currently, You may make an unlimited number of transfers of Contract Fund value in each Contract Year without charge. We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year. To make a transfer, write to Our Home Office.

If We charge You for making a transfer, We will allocate the charge as described under "Deductions and Charges - How Contract Fund
Charges Are Allocated" on page 18. All transfers included in one transfer request count as one transfer for purposes of any fee.
You may ask Us to transfer amounts between the General Account and any investment divisions of Our Separate Account, and among investment divisions of Our Separate Account. The transfer will take effect as of the date We receive Your request. The minimum amount
We will transfer on any date is $200. A smaller transfer may be made under special circumstances mentioned in "Our Right to Change How
We Operate Our Separate Account". This minimum need not come from any one investment division or be transferred to any one investment division as long as the total amount transferred that day equals the minimum.

The amount that can be transferred from the General Account to the Separate Account in any Contract Year cannot exceed the larger of:

1. 25% of the unloaned amount in the General Account at the beginning of the Contract Year, or

2. $1,000.

Dollar Cost Averaging.

The Dollar Cost Averaging (DCA) program enables You to make
monthly transfers of a predetermined dollar amount    from the DCA
Source Account (any one investment division or the General
Account)the VIP Money Market investment division into one or more
of the other investment divisions (not the General Account).     By
allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing, however, does not assure a profit or protect against a loss in declining markets.

DCA can be elected at any time by completion of the    proper Request
Forms (obtained by contacting Us at the Home Office)DCA Request
Form (form number 5856)     and by insuring that a sufficient amount is
in the    DCA Source AccountVIP Money Market investment division,
either through payment of a premium with the DCA request form,
allocation of premiums, or transfer of amounts to the    DCA Source
AccountVIP Money Market investment division. Copies of the DCA
Request Formform 5856     can be obtained by contacting Us at Our
Home Office. The election will specify:

   a. The DCA Source Account. The DCA Source Account is the account from which DCA transfers will be made.that any money received with the form is to be placed into the VIP Money Market investment division

b. That any money received with the form is to be placed into the DCA Source Account.

   cb. T    the monthly amount to be transferred to the other investment divisions, and

   dc. H    how that monthly amount is to be allocated among the
investment divisions.

   Since the DCA program is only suitable for substantial, infrequent premium payments, DCA is only available when the premium payment mode is annual or if the amount in the DCA Source
AccountVIP Money Market investment division is at least equal to the sum of $2,400 and the minimum premium at the time DCA is to begin. The DCA Request Form must be received with any premium payment
You intend to apply to DCA.

The minimum monthly amount to be transferred using DCA is $200.
   In order to begin the DCA program, the value in the VIP Money Market investment division must be at least equal to the sum of 12 monthly transfers plus the minimum premium. When DCA is elected, all amounts in the DCA Source AccountVIP Money Market
investment division     will be available for transfer under the DCA
program. Once DCA is elected, additional premiums can be deposited
into the    DCA Source AccountVIP Money Market investment division
for DCA     by sending them in with a DCA request form.

You may change the DCA allocation percentages or DCA transfer amounts twice each Contract Year. Any premium payments received while the DCA program is in effect will be allocated using the
allocation percentages from the DCA    Rr    equest    Ff    orm,
unless You specify otherwise.

If requested at issue, DCA will start at the beginning of the second Contract Month. If requested after issue, DCA will start at the beginning of the first Contract Month which occurs at least 30 days from the day the request is received.

DCA will last until the value in the    DCA Source AccountVIP Money
Market investment division     is exhausted or until a request for
termination is received in writing from You. DCA will automatically be terminated on the Maturity Date.

We reserve the right to end the DCA program at any time by sending You a notice one month in advance.

Borrowing From Your Contract Fund

At any time Your contract has a Net Cash Surrender Value, You may borrow up to 92% of the Cash Surrender Value using only Your contract as security for the loan. If You request an additional loan, the amounts of any outstanding loan and loan interest will be added to the additional amount You have requested and the original loan will be canceled. Thus, You will have only one loan outstanding at any time.
Any amount that secures a loan remains part of Your Contract Fund, but is automatically transferred out of Our Separate Account and put in Our General Account as collateral.

We pay You interest on this loaned amount, currently at an annual rate
of 6%. However, after the tenth Contract Year,    We guarantee that     the
annual rate of interest paid on the loaned portion of the Contract Fund
will equal 8%    (which is equal to the interest rate charged on the
Contract Loan)     for the portion of any loan that does not exceed the
Contract Fund minus the total premiums paid.

A loan taken from, or secured by, a contract may have Federal Income Tax consequences. See "TAX EFFECTS" on page 24.

How To Request A Loan

You may request a loan by contacting Our Home Office. You may tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from Your amounts in the investment divisions of Our Separate Account. We will redeem units from an investment division of Our Separate Account sufficient to cover that part of the loan. The amounts You have in each division will be determined as of the day We receive Your request for a loan at Our Home Office.

If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages. If the loan cannot be allocated based on these percentages, We will allocate it based on the proportions of Your unloaned amounts in the General Account and Your value in each investment division of Our Separate Account to the unloaned value of Your Contract Fund.

Contract Loan Interest

Interest on a contract loan accrues daily at an annual interest rate of 8%.

When Interest Is Due

Interest is due on each Contract Anniversary. If You do not pay the interest when it is due, it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your Contract Fund then in effect. This means We make an additional loan to pay the interest and We transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, We will allocate it as described above for allocating Your loan.

Repaying The Loan

You may repay all or part of a contract loan at any time while Your contract is In Force. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments be premium payments, You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If
You do not give us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan On Your Contract Fund

A loan against Your contract will have a permanent effect on the value of Your Contract Fund and, therefore, on Your benefits under this contract, even if the loan is repaid. When You borrow on Your contract, the amount of Your loan is set aside where it earns a declared rate for loaned amounts. The loan amount will not be available for You to invest in the divisions of Our Separate Account or the unloaned portion of the General Account. Whether You earn more or less with the loan amount set aside depends on the investment experience of the investment divisions of Our Separate Account and the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse

Your loan may also affect the amount of time that Your insurance remains in force. For example, Your contract may lapse more quickly when You have a loan because the loaned amount cannot be used to cover the monthly deductions that are taken from Your Contract Fund.
If these deductions exceed the Net Cash Surrender Value of Your contract, then the lapse provisions of the contract may apply. Since the contract permits loans up to 92% of the Cash Surrender Value , loan repayments or additional premium payments may be required to keep the contract in force if You borrow the maximum.

Withdrawing Money From Your Contract Fund

You may request a partial withdrawal of Your Net Cash Surrender
Value by writing to Our Home Office. You will not incur either the Deferred Sales Charge or Deferred Issue Charge upon a partial withdrawal. Partial withdrawals are subject to certain conditions. They must:

be at least $200

total no more than 50% of the Net Cash Surrender Value in any

Contract Year

not cause the death benefit to fall below the minimum for which we would issue the contract at the time not cause the contract to fail to qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, We will make the withdrawal on the basis of Your deduction allocation percentages. If We cannot withdraw the amount based on Your directions or on Your deduction allocation percentages, We will withdraw the amount based on the proportions of Your unloaned amounts in the General Account and the investment divisions of Our Separate Account to the total unloaned value of Your Contract Fund.

Withdrawal Charges

When You make a partial withdrawal more than once in a Contract Year, a charge of $25 or 2 percent of the amount withdrawn, whichever is less, will be deducted from Your Contract Fund. If You do not give Us instructions for deducting the charge, it will be deducted as described under "Deductions and Charges -How Contract Fund Charges Are Allocated" on page 18.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared your bank.

The Effects Of A Partial Withdrawal

A partial withdrawal reduces the amount You have in Your Contract
Fund. It also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis. If the death benefit is based on a percentage multiple, the reduction in death benefit could be greater. If you selected death benefit Option 1, We will also reduce the Specified Amount of Your contract so there will be no change in the net amount at risk. We will send You a new contract information page to Your contract to reflect this change. We may ask You to return Your contract to Our Home Office to make a change. The withdrawal and these reductions will be effective as of the date We receive Your request at Our Home Office.

A contract loan might be better if Your need for cash is temporary.

Surrendering Your Contract For Its Net Cash Surrender Value
You may surrender Your contract for its Net Cash Surrender Value at any time while the Insured Person is living. You may do this by sending a written request and the contract to Our Home Office. The
Net Cash Surrender Value of Your contract equals the Cash Surrender Value minus any outstanding loan and loan interest. During the first 12 Contract Years, the Cash Surrender Value is the amount in Your
Contract Fund minus the Surrender Charge. After 12 years, the Cash Surrender Value and Contract Fund are equal. We will compute the Net Cash Surrender Value as of the date We receive Your request and the contract at Our Home Office, and all insurance coverage under Your contract will end on that date.

THE GENERAL ACCOUNT

You may allocate some or all of Your Contract Fund to the General Account, which pays interest at a declared rate. The principal, after deductions, is guaranteed. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

Amounts In The General Account

You may accumulate amounts in the General Account by:
allocating net premium and loan repayments,

transferring amounts from the investment divisions of Our Separate
Account, or

earning interest on amounts You already have in the General Account.

The amount You have in the General Account at any time is the sum of all net premiums and loan repayments allocated to that Account, all transfers and earned interest, and includes amounts securing any contract loan You have. This amount is reduced by amounts transferred out or withdrawn and deductions allocated to this Account. Adding Interest To Your Amounts In The General Account
We pay interest on all amounts that You have in the General Account. The annual interest rates will never be less than the minimum guaranteed interest rate of 3.5%. We may, at the sole discretion of Our Board of Directors, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We pay different rates on unloaned and loaned amounts in the General Account. Interest is compounded daily at an effective annual rate that equals the annual rate declared by Our Board of Directors.

Transfers

You may request a transfer between the General Account and one or
more of the investment divisions of Our Separate Account    subject to a
limit.     See "Transfers Of Contract Fund Value" on Page  20.

ADDITIONAL INFORMATION ABOUT VARIABLE EXECUTIVE
UNIVERSAL LIFE

Your Right To Examine The Contract

You have a right to examine the contract. If for any reason You are not satisfied with it, You may cancel the contract within the time limits described below. You may cancel the contract by sending it to Our
Home Office with a written request to cancel.

Your request to cancel this contract must be postmarked no later than the latest of the following three dates:

10 days after You receive Your contract,

10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

45 days after You sign Part 1 of the contract application.

If You cancel Your contract, We will return the sum of all charges deducted from premiums paid and Your Contract Fund, plus the Contract Fund.

Insurance coverage ends when You send Your request.

Your Contract Can Lapse

Your insurance coverage under Variable Universal Life 3 continues as long as the Net Cash Surrender Value of your contract is enough to pay the deductions that are taken out of your Contract Fund each month or, during the first five years, as long as your premiums paid exceed the schedule of required minimum premiums. If neither of these conditions are true at the beginning of any Contract Month, a 61-day grace period will start, beginning on the day We send You notice that the grace period is starting. We will notify You and any assignees on Our records in writing that the grace period has begun and tell You the amount of premium payment that will be sufficient to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, We will use the amount You send Us to make the overdue deductions. We will put any balance left in Your Contract Fund and allocate it in the same manner as Your previous premium payments. If We do not receive payment within the 61 days, Your contract will lapse without value. We will withdraw any amount left in Your Contract Fund. We will apply this amount to the deductions owed to Us, including any applicable Surrender Charge. We will inform You and any assignee at last known address that Your contract has ended without value.

If the Insured Person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if:
You provide evidence that the Insured Person is still insurable, You complete an application for reinstatement, You pay premium enough to pay all overdue monthly deductions including the premium tax on those deductions, plus increase the Contract Fund to a level where the Contract Fund less any contract debt equals the surrender charges, plus cover the next two months' deductions,

You pay or restore any contract debt,

You did not end the contract by payment of the Net Cash Surrender
Value.

The Contract Date of the reinstated contract will be the beginning of the Contract Month which coincides with or follows the date We approve Your reinstatement application. Upon reinstatement, there will be no further Surrender Charges applied against the contract. Previous loans will not be reinstated.

Contract Periods, Anniversaries

We measure Contract Years, Contract Months and Contract
Anniversaries (annual and monthly) from the Contract Date shown on the contract information page of Your contract. Each Contract Month begins on the same day in each calendar month as the day of the month in the Contract Date. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract is measured from the Contract Date, as is the suicide exclusion. These provisions are mentioned in "LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT" on page 28.

Application for Insurance

When an application for one of Our contracts is completed, it is
submitted to Us. We    decide whethermake the decision     to issue a
contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, We will return the sum of all charges deducted from premiums paid, plus the net premiums, plus interest credited to the net premiums.

Maturity Date

The Maturity Date is the Contract Anniversary after the Insured
Person's 100th birthday. The contract ends on that date if the Insured Person is still alive and the maturity benefit is paid.

If the Insured Person survives to the Maturity Date, and You would like to continue the contract, We will extend the Maturity Date if in doing so this contract still qualifies as life insurance according to the Internal Revenue Service and your state. By extending the Maturity
Date, the contract may not qualify as life insurance and may be subject to tax consequences. A tax advisor should be consulted prior to electing to extend the Maturity Date. In order to continue the contract beyond the original Maturity Date, We will require that the death benefit not exceed the Contract Fund on the original Maturity Date. Generally, when We refer to the age of the insured person, We mean his or her age on the birthday prior to that particular date.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 (Code) (in Section 7702) defines life insurance for tax purposes. Amendments to the Code made in 1988 place limits on certain contract charges used in determining the maximum amount of premiums that may be paid under section 7702 for Contracts described in this prospectus. The Secretary of the Treasury ("Treasury") has issued proposed regulations that would specify what will be considered reasonable mortality charges for these limits. Guidance as to how section 7702 is to be applied is, however, limited.

With respect to a contract that is issued on the basis of a standard rate class, while there is some uncertainty due to the lack of guidance under section 7702, Midland believes that such a contract should meet the section 7702 definition of a life insurance contract. With respect to a contract that is issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there is even less guidance, in particular as to how the new charge requirements are to be applied in determining whether such a contract meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a contract would satisfy section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy section 7702, Midland may take whatever steps are appropriate and reasonable to attempt to cause the contract to comply with section 7702, including possibly refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If the Specified Amount of a contract is increased or decreased, the applicable premium limitation may change. During the first fifteen years of the contract, there are certain events that may create taxable ordinary income to You if at the time of the event there has been a gain in the contract. These events include:

A decrease in the Specified Amount;

A partial withdrawal;

A change from Option 2 to Option 1; or,

Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with Section 7702 relating to premium and cash value limitations.

Such income inclusion will also result, in certain circumstances, with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of distributions (other than proceeds paid at the death of the insured) from certain variable life insurance contracts:

1. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the contract will be treated as a "modified endowment contract."

2. Any contract received in exchange for a contract classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether the contract received in the exchange meets the 7-Pay Test.

3. Loans, including unpaid loan interest, (as well as surrenders and withdrawals) from a modified endowment contract will be considered distributions.

4. Distributions (including loans) from a modified endowment contract will be taxed first as distribution of gain from the contract (to the extent that gain exists), and then as non-taxable recovery of basis.

5. An extra tax of 10% of any distribution includable in income will be imposed, unless such distributions are made (1) after You attain age 59 1/2, (2) on account of You becoming disabled, or (3) as substantially equal annuity payments over Your life or life expectancy.

For contracts not classified as modified endowment contacts, distributions will be taxed in accordance with the rules in effect prior to the enactment of Section 7702A.

A contract that is not a modified endowment contract may be classified as a modified endowment contract if it is "materially changed" and the materially changed contract fails to meet the 7-Pay Test and any distributions from such a contract will be taxed as explained above. Material changes include a requested increase in death benefit or a change from Option 1 to Option 2. Before making any change to a contract, a competent tax advisor should be consulted.

Additionally, any life insurance contracts which are treated as modified endowment contracts and which are issued by Midland

National Life or any of its affiliates:

with the same person designated as the owner;
on or after June 21, 1988; and

within any single calendar year
will be aggregated and treated as one contract for purposes of determining any tax on distributions.

Even if a contract is not a modified endowment contract, loans at very low or no net cost may be treated as distributions for federal income tax purposes.

The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards by regulation or otherwise for the investments of Separate Account A to be "adequately diversified" in order for Variable Executive Universal Life to be treated as a life insurance contract for federal tax purposes. Separate Account A, through the Funds, intends to comply with the diversification requirements established by the Secretary although We do not control the Funds. We believe Separate Account A will be adequately diversified to be treated as a life insurance contract for federal tax purposes.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under Variable Executive Universal Life are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. In addition, Midland does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Executive Universal Life for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and You should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

A change of owners as well as a surrender or withdrawal, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such surrender or change. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt exceeds the total premiums paid that are not treated as previously withdrawn by You, the excess generally will be treated as ordinary income.

Federal estate and state or local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

A contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of a contract in any arrangement the value of which depends in part on its tax consequences, You should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

   In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal has recommended legislation that, if enacted, would adversely modify the federal taxation of the contracts described in this prospectus. It is possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser could be consulted with respect to legislative development and their effect on a Contract.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any Federal, state or local taxes (other than premium taxes) that it incurs which may be attributable to such Account or to the contracts. Midland, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the contracts.

If such a charge is made, it would be set aside as a provision for taxes which We would keep in the affected division rather than in Our
General Account. We anticipate that Our flexible premium variable life contractowners would benefit from any investment earnings that are not needed to maintain this provision.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice.
If You are concerned about these tax implications, You should consult a competent tax adviser. This discussion is based on Our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations, and We do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

   In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal has recommended legislation that, if enacted, would adversely modify the federal taxation of the contracts described in this prospectus. It is possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser could be consulted with respect to legislative development and their effect on a Contract.

PART 3: ADDITIONAL INFORMATION

YOUR VOTING RIGHTS AS AN OWNER

Fund Voting Rights

We invest the assets in the divisions of Our Separate Account in shares of the corresponding portfolios of the Funds. Midland is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, We may vote to:

elect the Funds' Board of Directors,

ratify the selection of independent auditors for the Funds, and vote on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote those shares at meetings of Fund shareholders according to Your instructions.

The Funds will determine how often shareholder meetings are held. As
We receive notice of these meetings, We will solicit Your voting instructions. The Funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contractowners, We will vote shares for which no instructions have been received in a portfolio in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any Fund shares that We are entitled to vote directly due to amounts We have accumulated in Our Separate Account in the same proportions that contractowners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the Fund in Our own right or to restrict contractowner voting, We may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which Your assets have been invested. We determine the number of Fund shares in each division that are attributable to Your contract by dividing the amount in Your Contract Fund allocated to that division by the net asset value of one share of the corresponding Fund portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise You if We do and give Our reasons in the next semiannual report to You.

Voting Privileges Of Participants In Other Companies

Currently, shares in the Funds are owned by other insurance companies to support their variable insurance products as well as Our Separate Account. Those shares generally will be voted according to the instructions of the owners of insurance contracts and contracts issued by those other insurance companies. In certain cases, an insurance company or some other owner of Fund shares may vote as they choose. This will dilute the effect of the voting instructions of the owners of Variable Executive Universal Life. We do not foresee any disadvantage to this. Nevertheless, the Fund's Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We think any Fund action is insufficient, We will see that appropriate action is taken to protect Our contractowners.

OUR REPORTS TO CONTRACTOWNERS

Shortly after the end of the third, sixth, ninth, and twelfth Contract Month, We will send you a report that shows the current Death Benefit for Your contract, the value of Your Contract Fund, information about investment divisions, the Cash Surrender Value of Your contract, the amount of any outstanding contract loans that You may have, the amount of any interest that You owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving Your Contract Fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and any transfers or withdrawals that You made in that year.

We will also send You semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio. In addition, Our report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the Insured Person is not actually covered by the contract, under Our rules.
However, there are some limits on how and when We can challenge the contract.

We cannot challenge the contract after it has been in effect, during the Insured Person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

We cannot challenge any contract change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.
We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. If the Insured Person dies within the time that We may challenge the validity of the contract, We may delay payment until We decide whether to challenge the contract.

If the Insured Person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

If the Insured Person commits suicide within two years after the date on which the contract was issued or reinstated, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding contract loan and loan interest and minus any partial withdrawals of Net Cash Surrender
Value. If the Insured Person commits suicide within two years after the effective date of an increase in Specified Amount that You requested, We will pay the Specified Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date.)

YOUR PAYMENT OPTIONS

Contract benefits or other payments such as the Net Cash Surrender Value or Death Benefit may be paid immediately in one sum or You may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any investment division of Our Separate Account.
Instead, interest accrues pursuant to the options chosen. If You do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, the beneficiary cannot change Your choice after the Insured Person dies. Payment Options will also be subject to Our rules at the time of selection. Our consent is required when optional payment is selected and the payee is either an assignee or not a natural person. Currently, these alternate payment options are only available if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

You have the following payment options:

1. Deposit Option: The money will stay on deposit with Us for a period that You and We agree upon. You will receive interest on the money at a declared interest rate.

2. Installment Options: There are two ways that We pay installments:

a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years, for up to 30 years.

b. Fixed Amount: We will pay the sum in installments in an amount that You and We agree upon. We will pay the installments until We pay the original amount, together with any interest You have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of 4 ways to receive the income: We will guarantee payments for at least 10 years (called "10
Years Certain"); at least 20 years (called "20 Years Certain"); at least 5 years (called "5 Years Certain"); or payment only for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if a life only payment option is chosen and the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.
We guarantee interest under the Deposit Option at the rate of 2.75% a year, and under either Installment Option at 2.75% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.
We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount We will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make Your choice of a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See Your Beneficiary below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

YOUR BENEFICIARY

You name Your beneficiary when You apply for Your contract. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the Insured Person's lifetime by writing to Our Home Office. If no beneficiary is living when the Insured Person dies, We will pay the Death Benefit in equal shares to the Insured Person's surviving children. If there are no surviving children, We will pay the Death Benefit to the Insured Person's estate.

ASSIGNING YOUR CONTRACT

You may assign (transfer) Your rights in this contract to someone else as collateral for a loan or for some other reason. If You do, You must send a copy of the assignment to Our Home Office. We are not responsible for any payment We make or any action We take before We receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

We will generally pay any death benefits, Net Cash Surrender Value or loan proceeds within seven days after We receive the required form or request (and other documents that may be required for payment of death benefits) at Our Home Office. Death benefits are determined as of the date of death of the Insured Person and will not be affected by subsequent changes in the Accumulation Unit values of the investment divisions of Our Separate Account. We pay interest from the date of death to the date of payment.

We may, however, delay payment for one of more of the following reasons:

We contest the contract.

We cannot determine the amount of the payment because the New
York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists.

The SEC by order permits us to delay payment to protect our contractowners.

We may also delay any payment until Your premium checks have cleared Your bank.

We may defer payment of any loan amount, or withdrawal or surrender from the General Account, for up to six months after We receive Your request.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

Sales Agreements

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are also registered representatives of Walnut Street Securities (WSS), the principal underwriter of the contracts, or broker-dealers which have entered into written sales agreements with WSS. WSS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address for Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.
During the first Contract Year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. Beyond the fifteenth Contract Year, We pay no commission. Certain persistency and production bonus may also be paid.

We may also sell Our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities
Exchange Act of 1934 which enter into selling agreements with us.
The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the South Dakota Insurance
Department. In addition, We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and approved by insurance officials in such states. As a result, the provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and that We are complying with applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

   Year 2000 Compliance Issues

Midland National Life is currently in the process of updating their administrative systems to accomodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

DISCOUNT FOR MIDLAND EMPLOYEES

Midland employees may receive a discount of up to 45 percent of first year premium. The discount will be effected by Midland paying the discount as the employee pays the qualifying premium. All other contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland, Asbill & Brennan, L.L.P., Washington,
DC, has provided advice regarding certain matters relating to federal securities laws.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

FINANCIAL AND ACTUARIAL

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company included in this prospectus and the registration statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. Such financial statements have been included herein in reliance upon such report given upon the authority of the firm as experts in accounting and auditing. The address for Coopers &
Lybrand LLP is IBM Park Building, Suite 1300, 650 Third Avenue
South, Minneapolis, MN 55402-4333.

Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is Senior Vice President and Actuary of Midland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement We filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like the additional information, You may obtain it from the SEC's main office in Washington, DC You will have to pay a fee for the material.


Management of Midland

Here is a list of our directors and officers.

Directors
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years

John C. Watson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Chairman of the Board

Chairman of the Board (October 1992 to present), Chairman of the Board and Chief Executive Officer (October 1992 to March 1997), Midland National Insurance Company; President and Director (1992 to present) Consolidated Investment Services, Inc.; Chairman of the Board, President, and Chief Executive Officer (December 1996 to present), Sammons Financial Holdings, Inc.; Chairman of the Board and Chief Executive Officer (December 1996 to present), North
American Company for Life and Health Insurance; President and
Director (1996 to present), Briggs ITD Corporation; Director (1996 to present), NACOLAH Holding Corporation; Director (1996 to present), North American Company for Life and Health of New York; Director
(1996 to present), NACOLAH Life Insurance Company; Director
(1996 to present), Institutional Founders Life Insurance Company; Chairman of the Board (1995-present), Midland Advisors Company; President and Director (1992 to present), CH Holdings, Inc.; Director, (1992 to present), Sammons Enterprises Inc.; Chairman of the Board and Chief Executive Officer (October 1992 to January 1997), Investors Life Insurance Company of Nebraska; President and Chief Operating Officer (1990 to October 1992), Franklin Life Insurance Company

Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Chief Executive Officer and President

Chief Executive Officer and President (March 1997 to present) President and Chief Operating Officer (March 1996 to February 1997), Executive Vice President-Marketing (March 1995 to February 1996), Midland National Life Insurance Company; President and Chief Operating Officer (March 1996 to December 1996), Executive Vice President-Marketing (March 1995 to February 1996), Investors Life Insurance Company of Nebraska; Vice President - Individual Sales (prior thereto), Northwestern National Life

   William D. Sims
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

   Senior Vice President-Administration

Senior Vice President-Administration (since 1986), Midland National Life Insurance Company; Senior Vice President-Administration (1986 to 1996), Investors Life Insurance Company of Nebraska

Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Senior Vice President and Chief Actuary

Senior Vice President and Chief Actuary (March 1996 to present), Senior Vice President and Actuary (prior thereto), Midland National Life Insurance Company; Senior Vice President and Chief Actuary (March 1996 to December 1996), Senior Vice President and Actuary (prior thereto), Investors Life Insurance Company of Nebraska; Vice President and Chief Actuary (1990 to 1993), Professional Insurance Corporation

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

   ExecutiveSenior Vice President and Chief Financial Officer

   Executive Vice President (January 1998 to present), Midland National
Life Insurance Company;     Senior Vice President and Chief Financial
Officer (October 1993 to    1998present    ), Midland National Life
Insurance Company; Treasurer (January 1996 to present), Briggs ITD Corp.; Treasurer (March 1996 to present), Sammons Financial
Holdings, Inc.; Treasurer (November 1993 to present), CH Holdings; Treasurer (November 1993 to present), Consolidated Investment
Services, Inc.; Treasurer (November 1993 to present), Richmond
Holding Company, L.L.C.; Senior Vice President and Chief Financial Officer (October 1993 to December 1996), Investors Life Insurance Company of Nebraska; Partner (prior thereto), Ernst and Young

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Senior Vice President and Chief Marketing Officer

Senior Vice President and Chief Marketing Officer (March 1997 to present), Senior Vice President-Sales (August 1996 to February 1997), Midland National Life Insurance Company; Senior Vice President-
Sales (prior thereto), Penn Mutual Life Insurance

Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201

Board of Directors Member

President and Director (since 1988), Sammons Enterprises, Inc.

James N. Whitson
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201

Board of Directors Member

Executive Vice President (since 1989), Sammons Enterprises, Inc.

Executive Officers (other than Directors)
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years

E John Fromelt
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Chief Investment Officer

Chief Investment Officer (since 1990), Midland National Life
Insurance Company; President (since August 1995), Midland Advisors Company; Chief Investment Officer (1996 to present), North
American Company for Life and Health; Chief Investment Officer
(1990-1996), Investors Life Insurance Company of Nebraska

Jack L. Briggs
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Vice President, Secretary, and General Counsel

Vice President, Secretary and General Counsel (since 1978), Midland National Life Insurance Company; Vice President, Secretary, and
General Counsel (1978 to 1996), Investors Life Insurance Company of
Nebraska

Gary W. Helder
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Vice President- Policy Administration

Vice President-Policy Administration (since 1991), Midland National Life Insurance Company; Vice President-Policy Administration (1991-
1996), Investors Life Insurance Company of Nebraska

Robert W. Buchanan
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Vice President- Marketing Services

Vice President-Marketing Services (March 1996 to present), Second
Vice President-Sales Development (prior thereto), Midland National Life Insurance Company; Second Vice President-Sales Development
(1983 to 1996), Investors Life Insurance Company of Nebraska

   Thomas M. Meyer
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

   Vice President and Chief Financial Officer

   Vice President and Chief Financial Officer (January 1998 to present), Second Vice President and Controller (1995 to 1998), Midland
National Life Insurance Company




Appendix

Illustrations of Contract Funds, Cash Surrender Values and Death
Benefits

Following are a series of tables that illustrate how the contract funds, cash surrender values, and death benefits of a contract change with the investment performance of the Funds. The tables show how the contract funds, cash surrender values, and death benefits of a contract issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 31 through 33 illustrate a contract issued to a male, age 25, under a standard rate preferred non-smoker underwriting risk classification. The tables on pages 34 through 36 illustrate a contract issued to a male, age 40, under a standard rate preferred non-smoker underwriting risk classification. The contract funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual contract years.

The amount of the contract fund exceeds the cash surrender value during the first twelve contract years due to the surrender charge. For contract years thirteen and after, the contract fund and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the contract funds and the fourth and seventh columns illustrate the cash surrender values of the contract over the designated period. The contract funds shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The contract funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality Table.
The fifth and eighth columns illustrate the death benefit of a contract over the designated period. The illustrations of death benefits reflect the same assumptions as the contract fund and cash surrender values.
The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, contract funds, and cash surrender values reflect the fact that the net investment return of the divisions of our Separate Account is lower than the gross, after-tax return on the assets in the Funds, as a result of expenses paid by the Funds and charges levied against the divisions of our Separate
Account. The illustrations also reflect the 2.5% sales charge deduction from each premium, the 2.5% premium tax deduction from each premium and the $6.00 per month expense charge (for the first fifteen years on a current basis) as well as current and guaranteed cost of insurance charges.

The contract values shown assume daily investment advisory fees and
operating expenses equivalent to an annual rate of    .75%.79%     of the
aggregate average daily net assets of the Portfolios of the Funds (the average rate of the Portfolios for the period ending December 31,
   19971996)    . The actual fees and expenses associated with the contract
may be more or less than    .75%.79%     and will depend on how
allocations are made to each investment division. The contract values also take into account a daily charge to each division of Separate
Account A for assuming mortality and expense risks and
administrative charges which is equivalent to a charge at an annual rate of .90% (.50% after year 10 on a current basis) of the average net assets of the divisions of Separate Account A. After deductions of these amounts, the illustrated gross investment rates of 0%, 6%, and
12% correspond to approximate net annual rates of    -1.65%,-1.69%,
4.35%,4.31%, and 10.35%,10.31%, respectively (-1.25%,-1.29%,
4.75%,4.71%, 10.75%10.71%     after year 10 on a current basis).

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the contract funds, cash surrender values, and death benefits illustrated.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.


MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25  ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $1500

        		PREMIUMS          ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
	END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER  DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)   BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	1       1,575            1,165             191     200,000         1,023               49          200,000
	2       3,229            2,288           1,217     200,000         2,054              983          200,000
	3       4,965            3,393           2,225     200,000         3,069            1,901          200,000
	4       6,788            4,481           3,216     200,000         4,070            2,804          200,000
	5       8,703            5,553           4,189     200,000         5,055            3,691          200,000

	6       10,713           6,608           5,147     200,000         6,025            4,564          200,000
	7       12,824           7,646           6,087     200,000         6,981            5,422          200,000
	8       15,040           8,668           7,288     200,000         7,899            6,519          200,000
	9       17,367           9,674           8,505     200,000         8,804            7,635          200,000
	10      19,810          10,665           9,739     200,000         9,672            8,747          200,000

	11      22,376          11,688          11,038     200,000       10,528             9,878          200,000
	12      25,069          12,699          12,358     200,000       11,348            11,007          200,000
	13      27,898          13,676          13,676     200,000       12,134            12,134          200,000
	14      30,868          14,643          14,643     200,000       12,887            12,887          200,000
	15      33,986          15,576          15,576     200,000       13,606            13,606          200,000

	16      37,261          16,548          16,548     200,000       14,271            14,271          200,000
	17      40,699          17,488          17,488     200,000       14,904            14,904          200,000
	18      44,309          18,395          18,395     200,000       15,485            15,485          200,000
	19      48,099          19,271          19,271     200,000       16,014            16,014          200,000
	20      52,079          20,117          20,117     200,000       16,492            16,492          200,000

	21      56,258          20,910          20,910     200,000       16,921            16,921          200,000
	22      60,646          21,674          21,674     200,000       17,300            17,300          200,000
	23      65,253          22,409          22,409     200,000       17,610            17,610          200,000
	24      70,091          23,116          23,116     200,000       17,872            17,872          200,000
	25      75,170          23,773          23,773     200,000       18,067            18,067          200,000

	30      104,641         26,246          26,246     200,000       17,622            17,622          200,000

	35      142,254         27,437          27,437     200,000       13,740            13,740          200,000

	40      190,260         26,922          26,922     200,000        3,884             3,884          200,000

ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25  ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $1500

         		PREMIUMS                ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
	END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER    DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)     BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	1       1,575            1,243               269     200,000          1,096              123         200,000
	2       3,229            2,516             1,445     200,000          2,266            1,195         200,000
	3       4,965            3,846             2,678     200,000          3,488            2,320         200,000
	4       6,788            5,235             3,969     200,000          4,766            3,500         200,000
	5       8,703            6,686             5,323     200,000          6,101            4,737         200,000

	6       10,713           8,202             6,741     200,000          7,496            6,035         200,000
	7       12,824           9,785             8,227     200,000          8,953            7,395         200,000
	8       15,040          11,439            10,059     200,000         10,453            9,073         200,000
	9       17,367          13,166            11,997     200,000         12,021           10,852         200,000
	10      19,810          14,970            14,044     200,000         13,637           12,711         200,000

	11      22,376          16,919            16,270     200,000         15,326           14,676         200,000
	12      25,069          18,963            18,622     200,000         17,068           16,727         200,000
	13      27,898          21,084            21,084     200,000         18,868           18,868         200,000
	14      30,868          23,308            23,308     200,000         20,727           20,727         200,000
	15      33,986          25,619            25,619     200,000         22,649           22,649         200,000

	16      37,261          28,095            28,095     200,000         24,616           24,616         200,000
	17      40,699          30,671            30,671     200,000         26,652           26,652         200,000
	18      44,309          33,353            33,353     200,000         28,740           28,740         200,000
	19      48,099          36,147            36,147     200,000         30,883           30,883         200,000
	20      52,079          39,058            39,058     200,000         33,085           33,085         200,000

	21      56,258          42,073            42,073     200,000         35,350           35,350         200,000
	22      60,646          45,220            45,220     200,000         37,681           37,681         200,000
	23      65,253          48,504            48,504     200,000         40,063           40,063         200,000
	24      70,091          51,933            51,933     200,000         42,521           42,521         200,000
	25      75,170          55,498            55,498     200,000         45,038           45,038         200,000

	30     104,641          75,594            75,594     200,000         58,336           58,336         200,000

	35     142,254         100,492           100,492     200,000         72,404           72,404         200,000

	40     190,260         131,743           131,743     200,000         86,305           86,305         200,000

ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25  ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $1500

        		PREMIUMS                ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
	END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER   DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)    BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	 1       1,575           1,320              347      200,000         1,169              196          200,000
	 2       3,229           2,754            1,683      200,000         2,487            1,416          200,000
	 3       4,965           4,337            3,169      200,000         3,943            2,774          200,000
	 4       6,788           6,086            4,820      200,000         5,552            4,286          200,000
	 5       8,703           8,017            6,654      200,000         7,330            5,967          200,000

	 6      10,713          10,151            8,690      200,000         9,295            7,834          200,000
	 7      12,824          12,508           10,949      200,000        11,466            9,908          200,000
	 8      15,040          15,111           13,731      200,000        13,842           12,462          200,000
	 9      17,367          17,986           16,817      200,000        16,468           15,299          200,000
	10      19,810          21,162           20,237      200,000        19,347           18,422          200,000

	11      22,376          24,760           24,110      200,000        22,530           21,881          200,000
	12      25,069          28,748           28,407      200,000        26,026           25,685          200,000
	13      27,898          33,148           33,148      200,000        29,869           29,869          200,000
	14      30,868          38,027           38,027      200,000        34,096           34,096          200,000
	15      33,986          43,415           43,415      200,000        38,750           38,750          200,000

	16      37,261          49,447           49,447      200,000        43,856           43,856          200,000
	17      40,699          56,117           56,117      200,000        49,485           49,485          200,000
	18      44,309          63,497           63,497      200,000        55,676           55,676          200,000
	19      48,099          71,666           71,666      200,000        62,490           62,490          200,000
	20      52,079          80,714           80,714      200,000        69,998           69,998          200,000

	21      56,258          90,722           90,722      200,000        78,278           78,278          200,000
	22      60,646         101,817          101,817      212,797        87,418           87,418          200,000
	23      65,253         114,118          114,118      231,660        97,500           97,500          200,000
	24      70,091         127,764          127,764      251,694       108,646          108,646          214,033
	25      75,170         142,896          142,896      272,931       120,967          120,967          231,048

	30      104,641        247,642          247,642      388,799       205,524          205,524          322,673

	35      142,254        426,337          426,337      571,292       350,022          350,022          469,029

	40      190,260        736,079          736,079      898,016       609,967          609,967          744,160

ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $3000

        		PREMIUMS                ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
		END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER   DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)    BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	1       3,150            2,473            1,116      200,000         2,262              905          200,000
	2       6,458            4,886            3,334      200,000         4,469            2,916          200,000
	3       9,930            7,240            5,492      200,000         6,599            4,851          200,000
	4       13,577           9,535            7,593      200,000         8,654            6,712          200,000
	5       17,406          11,774            9,637      200,000        10,636            8,499          200,000

	6       21,426          13,936           11,604      200,000        12,548           10,215          200,000
	7       25,647          16,045           13,517      200,000        14,390           11,862          200,000
	8       30,080          18,102           15,833      200,000        16,143           13,874          200,000
	9       34,734          20,108           18,163      200,000        17,831           15,886          200,000
	10      39,620          22,043           20,487      200,000        19,434           17,878          200,000

	11      44,751          24,009           22,906      200,000        20,933           19,830          200,000
	12      50,139          25,913           25,330      200,000        22,330           21,747          200,000
	13      55,796          27,739           27,739      200,000        23,629           23,629          200,000
	14      61,736          29,487           29,487      200,000        24,789           24,789          200,000
	15      67,972          31,180           31,180      200,000        25,835           25,835          200,000

	16      74,521          32,890           32,890      200,000        26,727           26,727          200,000
	17      81,397          34,547           34,547      200,000        27,468           27,468          200,000
	18      88,617          36,151           36,151      200,000        28,061           28,061          200,000
	19      96,198          37,686           37,686      200,000        28,468           28,468          200,000
	20     104,158          39,151           39,151      200,000        28,689           28,689          200,000

	21     112,516          40,549           40,549      200,000        28,706           28,706          200,000
	22     121,291          41,882           41,882      200,000        28,479           28,479          200,000
	23     130,506          43,132           43,132      200,000        27,968           27,968          200,000
	24     140,181          44,281           44,281      200,000        27,149           27,149          200,000
	25     150,340          45,315           45,315      200,000        25,979           25,979          200,000

	30     209,282          48,240           48,240      200,000        13,332           13,332          200,000

	35     284,509          45,774           45,774      200,000             0                0                0

	40     380,519          35,896           35,896      200,000             0                0                0

ASSUMES A $3000 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $3000

       		PREMIUMS                ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
	END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER   DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)    BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	1       3,150            2,634            1,276      200,000         2,416            1,058          200,000
	2       6,458            5,362            3,810      200,000         4,918            3,366          200,000
	3       9,930            8,189            6,442      200,000         7,489            5,742          200,000
	4       13,577          11,121            9,179      200,000        10,133            8,190          200,000
	5       17,406          14,162           12,025      200,000        12,853           10,716          200,000

	6       21,426          17,297           14,965      200,000        15,656           13,324          200,000
	7       25,647          20,553           18,025      200,000        18,547           16,019          200,000
	8       30,080          23,935           21,667      200,000        21,508           19,240          200,000
	9       34,734          27,452           25,507      200,000        24,568           22,623          200,000
	10      39,620          31,089           29,533      200,000        27,711           26,155          200,000

	11      44,751          34,988           33,886      200,000        30,923           29,820          200,000
	12      50,139          39,045           38,461      200,000        34,210           33,626          200,000
	13      55,796          43,249           43,249      200,000        37,579           37,579          200,000
	14      61,736          47,611           47,611      200,000        40,999           40,999          200,000
	15      67,972          52,162           52,162      200,000        44,496           44,496          200,000

	16      74,521          56,986           56,986      200,000        48,041           48,041          200,000
	17      81,397          62,027           62,027      200,000        51,642           51,642          200,000
	18      88,617          67,299           67,299      200,000        55,310           55,310          200,000
	19      96,198          72,801           72,801      200,000        59,018           59,018          200,000
	20     104,158          78,547           78,547      200,000        62,777           62,777          200,000

	21     112,516          84,557           84,557      200,000        66,582           66,582          200,000
	22     121,291          90,848           90,848      200,000        70,413           70,413          200,000
	23     130,506          97,428           97,428      200,000        74,251           74,251          200,000
	24     140,181         104,306          104,306      200,000        78,096           78,096          200,000
	25     150,340         111,496          111,496      200,000        81,931           81,931          200,000

	30     209,282         152,964          152,964      200,000       100,792          100,792          200,000

	35     284,509         207,396          207,396      221,913       117,719          117,719          200,000

	40     380,519         284,954          284,954      299,201       129,388          129,388          200,000

ASSUMES A $3000 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
CONTRACT

DEATH BENEFIT OPTION 1                  ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(1): $3000

       		PREMIUMS                ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
	END     ACCUMULATED
	OF      AT 5% INTEREST  CONTRACT        SURRENDER    DEATH           CONTRACT        SURRENDER       DEATH
	YEAR    PER YEAR        FUND(2)         VALUE(2)     BENEFIT(2)      FUND(2)         VALUE(2)        BENEFIT(2)
	 1       3,150            2,794           1,437       200,000          2,569          1,212           200,000
	 2       6,458            5,857           4,305       200,000          5,387          3,834           200,000
	 3       9,930            9,218           7,471       200,000          8,455          6,708           200,000
	 4      13,577           12,909          10,966       200,000         11,803          9,860           200,000
	 5      17,406           16,965          14,827       200,000         15,461         13,323           200,000

	 6      21,426           21,403          19,071       200,000         19,465         17,132           200,000
	 7      25,647           26,289          23,762       200,000         23,853         21,326           200,000
	 8      30,080           31,670          29,402       200,000         28,649         26,380           200,000
	 9      34,734           37,602          35,657       200,000         33,920         31,975           200,000
	10      39,620           44,123          42,566       200,000         39,700         38,143           200,000

	11      44,751           51,486          50,384       200,000         46,029         44,926           200,000
	12      50,139           59,628          59,044       200,000         52,973         52,389           200,000
	13      55,796           68,622          68,622       200,000         60,607         60,607           200,000
	14      61,736           78,570          78,570       200,000         68,981         68,981           200,000
	15      67,972           89,601          89,601       200,000         78,205         78,205           200,000

	16      74,521          101,917         101,917       200,000         88,357         88,357           200,000
	17      81,397          115,593         115,593       200,000         99,560         99,560           200,000
	18      88,617          130,790         130,790       200,000         111,952       111,952           200,000
	19      96,198          147,678         147,678       203,795         125,671       125,671           200,000
	20      104,158         166,462         166,462       223,059         140,903       140,903           200,000

	21      112,516         187,371         187,371       243,583         157,852       157,852           205,208
	22      121,291         210,665         210,665       269,651         176,757       176,757           226,249
	23      130,506         236,636         236,636       298,162         197,907       197,907           249,362
	24      140,181         265,626         265,626       329,376         221,651       221,651           274,847
	25      150,340         298,030         298,030       363,596         248,410       248,410           303,060

	30      209,282         530,321         530,321       615,172         449,591       449,591           521,526

	35      284,509         963,505         963,505     1,030,950         883,084       883,084           944,900

	40      380,519       1,823,405       1,823,405     1,914,575       2,033,864     2,033,864         2,135,557

ASSUMES A $3000 PREMIUM IS PAID AT THE BEGINNING OF
EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF
PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR
IN DIFFERENT AMOUNTS.

ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE
ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN
SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE
INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,
INCLUDING THE INVESTMENT ALLOCATIONS BY THE
OWNER AND DIFFERENT INVESTMENT RATES OF RETURN
FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER
VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND,
THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.


Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing upon the investment performance of the assets held in the separate account.




2    VARIABLE EXECUTIVE UNIVERSAL LIFE

VARIABLE EXECUTIVE UNIVERSAL LIFE    1

6244PMP.TXT

Midland National Life Insurance Company
Separate Account A

Financial Statements
For the Years Ended December 31, 1997, 1996, and 1995


C o n t e n t s                               	Page(s)


Report of Independent Accountants               1

Statement of Assets and Liabilities             2-3

Statements of Operations and Changes in Net Assets 4-8

Notes to Financial Statements                   9-13


REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Midland National Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of Midland National Life Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable
Insurance Products Fund II, the Variable Insurance Products Fund III, and the American Century Variable Portfolios, Inc.) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Midland National Life Separate Account A at December 31, 1997, and the results of their operations and changes in their net assets for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Minneapolis, Minnesota
March 17, 1998


MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
as of DECEMBER 31, 1997

	                                                  							       Value
								                                                        Per
	     ASSETS                                       Shares       Share

Investments at net asset value:
	Variable Insurance Products Fund:
	Money Market Portfolio (cost $1,393,023)          1,393,023   $   1.00        $    1,393,023
	High Income Portfolio (cost $2,602,845)             208,467      13.58             2,830,980
	Equity-Income Portfolio (cost $8,561,981)           416,742      24.28            10,118,500
	Growth Portfolio (cost $14,426,025)                 461,790      37.10            17,132,404
	Overseas Portfolio (cost $3,521,053)                193,137      19.20             3,708,222

	Variable Insurance Products Fund II:
	Asset Manager Portfolio (cost $5,118,653)           325,640      18.01             5,864,777
	Investment Grade Bond Portfolio (cost $780,570)      65,585      12.56               823,750
	Index 500 Portfolio (cost $3,994,020)                39,922     114.39             4,566,701
	Contrafund Portfolio (cost $4,525,400)              255,867      19.94             5,101,986
	Asset Manager Growth Portfolio (cost $1,171,954)     79,747      16.36             1,304,663

	Variable Insurance Products Fund III:
	Balanced Portfolio (cost $119,638)                    8,352      14.58               121,777
	Growth & Income Portfolio (cost $213,483)            17,100      12.53               214,268
	Growth Opportunities Portfolio (cost $520,908)       28,239      19.27               544,175

	American Century Variable Portfolios, Inc.:
	Balanced Portfolio (cost $51,539)                     6,323       8.24                52,097
	Capital Appreciation Portfolio (cost $78,339)         7,542       9.68                73,008
	International Portfolio (cost $199,061)              29,198       6.84               199,713
	Value Portfolio (cost $137,346)                      20,139       6.93               139,559

	Total investments (cost $47,415,838)                                         $    54,189,603


	 LIABILITIES

	 Total liabilities                                                            $          -

	 Net assets                                                                   $    54,189,603


The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES - (Continued) as of DECEMBER 31, 1997

	NET ASSETS                                Units               Value

Net assets represented by:
	Variable Insurance Products Fund:
	Money Market Portfolio                    97,203              $ 14.33    $   1,393,023
	High Income Portfolio                    109,231                25.92        2,830,980
	Equity-Income Portfolio                  299,834                33.75       10,118,500
	Growth Portfolio                         467,695                36.63       17,132,404
	Overseas Portfolio                       182,042                20.37        3,708,222

	Variable Insurance Products Fund II:
	Asset Manager Portfolio                  244,581                23.98        5,864,777
	Investment Grade Bond Portfolio           51,656                15.95          823,750
	Index 500 Portfolio                      232,667                19.63        4,566,701
	Contrafund Portfolio                     314,162                16.24        5,101,986
	Asset Manager Growth Portfolio            82,904                15.74        1,304,663

	Variable Insurance Products Fund III:
	Balanced Portfolio                        10,860                11.21          121,777
	Growth & Income Portfolio                 17,880                11.98          214,268
	Growth Opportunities Portfolio            45,554                11.95          544,175

	American Century Variable Portfolios, Inc.:
	Balanced Portfolio                         4,655                11.19           52,097
	Capital Appreciation Portfolio             6,775                10.78           73,008
	International Portfolio                   18,903                10.56          199,713
	Value Portfolio                           11,732                11.90          139,559

	Net assets                                                               $  54,189,603


The accompanying notes are an integral part of the financial statements.

3


		MIDLAND NATIONAL LIFE INSURANCE COMPANY
		      SEPARATE ACCOUNT A

	  STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

                                                    								    Combined

                                           							1997           1996          1995
Investment income:
	Dividend income                              $  676,790     $  353,783    $  235,744
	Capital gains distributions                   1,587,492        907,775       115,007

                                   						      2,264,282      1,261,558       350,751
	Expenses:
	Administrative expense                           84,730         52,416        31,601
	Mortality and expense risk                      427,879        237,175       142,636

Net investment income (loss)                   1,751,673        971,967       176,514

Realized and unrealized gains(losses) on investments:
	Net realized gains(losses) on investments     2,741,725      1,387,105       553,768
	Net unrealized appreciation(depreciation) on
	investments                                   3,254,492        735,339     2,816,691

Net realized and unrealized gains(losses) on
	investments                                   5,996,217      2,122,444     3,370,459

Net increase(decrease) in net assets resulting from
	operations                                 $  7,747,890   $  3,094,411  $  3,546,973

Net assets at beginning of year             $ 32,499,879   $ 19,649,521  $ 11,518,208
Net increase(decrease) in net assets resulting
	from operations                               7,747,890      3,094,411     3,546,973

Capital shares transactions:
	Net premiums                                 21,376,417     14,348,315     7,502,546
	Transfers of policy loans                    (1,016,654)      (633,495)     (394,995)
	Transfers of cost of insurance               (4,261,689)    (2,927,460)   (1,781,520)
	Transfers of surrenders                      (2,042,224)      (998,919)     (725,170)
	Transfers of death benefits                     (38,948)       (13,892)       (2,316)
	Transfers of other terminations                 (75,068)       (18,602)      (14,205)
	Interfund transfers                                 -              -             -

Net increase in net assets from capital share
	transactions                                 13,941,834      9,755,947     4,584,340

Total increase in net assets                  21,689,724     12,850,358     8,131,313

Net assets at end of year                  $  54,189,603  $  32,499,879 $  19,649,521

The accompanying notes are an integral part of the financial statements.

                        			     Variable Insurance Products Fund
		Money Market Portfolio                                      High Income Portfolio

   	1997       1996        1995                              1997       1996        1995

$   94,654  $  58,559  $   24,560                         $  104,881 $  65,229  $   34,582
   	  -          -           -                                12,963    12,762        -

   	94,654     58,559      24,560                            117,844    77,991      34,582

   	 3,462      2,241         875                              3,598     2,332       1,308
   	16,588     10,139       3,958                             18,244    10,553       5,906

   	74,604     46,179      19,727                             96,002    65,106      27,368

   	  -          -           -                                42,799    49,881      (5,589)

   	  -          -           -                               137,622    19,282      88,560


	     -          -           -                               180,421    69,163          82,971


 $  74,604   $  46,179  $   19,727                       $   276,423 $ 134,269 $  110,339

$1,672,741   $ 589,269  $  212,950                       $ 1,421,414 $ 815,627 $       482,015

    74,604      46,179      19,727                           276,423   134,269         110,339


  1,828,298     857,355     413,585                    876,690     841,221         399,047
     18,183      (9,004)     (2,496)                   (37,241)    (41,674)        (15,746)
   (119,358)    (94,185)    (45,281)                  (207,138)   (159,359)        (95,111)
   (914,181)   (187,306)     (9,216)                   (78,445)    (54,152)        (63,603)
     	 (130)       -            -                       (1,051)         -              -
     (1,028)       (224)        -                       (1,570)       (447)         (1,314)
 (1,166,106)    470,657         -                      581,898    (114,071)           -


   (354,322)  1,037,293     356,592                   1,133,143     471,518         223,273

   (279,718)  1,083,472     376,319                   1,409,566     605,787         333,612

$ 1,393,023 $ 1,672,741   $ 589,269               $   2,830,980 $   1,421,414      $  815,627

			   MIDLAND NATIONAL LIFE INSURANCE COMPANY
				 SEPARATE ACCOUNT A

	    STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
		  for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

                                      						 Variable Insurance Products Fund
                                      						      Equity-Income Portfolio

                                       							 1997       1996        1995
Investment income:
	Dividend income                         $     107,918   $  6,019   $  67,980
	Capital gains distributions                   542,585    172,545     105,457

                                  						      650,503    178,564     173,437
	Expenses:
	Administrative expense                         16,434      9,932       5,693
	Mortality and expense risk                     80,523     44,942      25,786

Net investment income (loss)                  553,546    123,690     141,958

Realized and unrealized gains(losses) on investments:
	Net realized gains(losses) on investments     465,017    344,216     118,598
	Net unrealized appreciation(depreciation) on
	investments                                   820,036    112,077     566,696

Net realized and unrealized gains(losses) on
	investments                                 1,285,053    456,293     685,294

Net increase(decrease) in net assets resulting from
	operations                                $ 1,838,599  $ 579,983  $  827,252

Net assets at beginning of year            $ 6,148,229  $3,721,811 $1,952,718
Net increase(decrease) in net assets resulting
	from operations                             1,838,599     579,983    827,252

Capital shares transactions:
	Net premiums                                3,188,435   2,820,841       1,361,317
	Transfers of policy loans                    (198,994)   (114,290)       (57,976)
	Transfers of cost of insurance               (757,555)   (533,174)      (301,032)
	Transfers of surrenders                      (171,987)    (93,138)       (55,313)
	Transfers of death benefits                   (16,504)       (131)          (264)
	Transfers of other terminations               (17,833)     (4,334)        (4,891)
	Interfund transfers                           106,110    (229,339)             -

Net increase in net assets from capital share
	transactions                                2,131,672   1,846,435         941,841

Total increase in net assets                 3,970,271   2,426,418       1,769,093

Net assets at end of year               $   10,118,500 $ 6,148,229     $ 3,721,811

The accompanying notes are an integral part of the financial statements.


                  				   Variable Insurance Products Fund
	         	Growth Portfolio                        Overseas Portfolio
     		1997       1996       1995              1997       1996       1995

	  $   80,524  $  22,193  $  26,217        $   47,188   $  20,685  $  4,975
	     360,439    560,363        -             187,323      22,754     4,975
	     440,963    582,556     26,217           234,511      43,439     9,950

	      28,874     19,895     12,891             6,468       4,298     2,977
	     152,938     90,025     55,214            17,378      19,450    16,273

	     259,151    472,636    (41,888)          210,665      19,691    (9,300)


	   1,336,185    700,698     377,876          154,287      58,004     55,223

	   1,180,231        469   1,483,959          (83,491)    155,462     99,903


	   2,516,416    701,167   1,861,835           70,796     213,466    155,126


	$  2,775,567 $1,173,803 $ 1,819,947      $   281,461  $  233,157 $  145,826

	$ 11,699,876 $7,817,338 $ 4,508,874      $ 2,587,815  $1,723,792 $1,212,949

	   2,775,567  1,173,803   1,819,947          281,461     233,157    145,826


	   5,149,531  4,390,266   2,541,252        1,410,695   1,053,155    779,465
	    (446,688)  (252,514)   (187,011)         (91,175     (59,815)   (48,974)
	  (1,357,432)(1,059,362)   (671,659)        (324,642    (263,297)  (211,845)
	    (354,778)  (309,025)   (188,163)         (94,010     (73,670)  (152,057)
	     (14,755)   (10,342)     (1,816)          (3,223)        (83)         -
	     (34,808)    (6,455)     (4,086)          (2,361)     (1,405)    (1,572)
	    (284,109)   (43,833)          -          (56,338)    (24,019)         -

	   2,656,961  2,708,735   1,488,517          838,946     630,866    365,017

	   5,432,528  3,882,538   3,308,464        1,120,407     864,023    510,843

	$ 17,132,404 $11,699,876 $7,817,338       $3,708,222 $ 2,587,815 $1,723,792

			     MIDLAND NATIONAL LIFE INSURANCE COMPANY
				     SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued) for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

                                  						Variable Insurance Products Fund II
                                       							 Asset Manager Portfolio
                                 						      1997               1996       1995
Investment income:
	Dividend income                          $  158,180         $  133,666  $   56,666
	Capital gains distributions                 396,791            110,216         -

                                    						    554,971            243,882      56,666
	Expenses:
	Administrative expense                       10,361              8,072       6,261
	Mortality and expense risk                   54,683             36,522      28,250

Net investment income (loss)                  489,927            199,288      22,155

Realized and unrealized gains(losses) on investments:
  Net realized gains(losses) on investments    198,545            122,556     (13,155)
  Net unrealized appreciation(depreciation) on
  investments                                  208,315            176,177     477,422

Net realized and unrealized gains(losses) on
   investments                                 406,860            298,733     464,267

Net increase(decrease) in net assets resulting from
   operations                           $       896,787 $          498,021 $   486,422

Net assets at beginning of year         $       4,483,785    $    3,633,749 $ 2,595,623
Net increase(decrease) in net assets resulting
   from operations                                896,787           498,021     486,422

Capital shares transactions:
   Net premiums                                    1,304,321       1,212,022     1,228,465
   Transfers of policy loans                        (100,858)       (67,771)       (77,688)
   Transfers of cost of insurance                   (423,781)       (401,099)     (359,734)
   Transfers of surrenders                          (123,302)       (222,263)     (236,821)
   Transfers of death benefits                          (158)         (2,280)         (236)
   Transfers of other terminations                    (3,731)         (5,303)       (2,282)
   Interfund transfers                              (168,286)       (161,291)            -

Net increase in net assets from capital share
   transactions                                      484,205         352,015        551,704

Total increase in net assets                       1,380,992         850,036      1,038,126

Net assets at end of year               $          5,864,777   $   4,483,785 $    3,633,749

The accompanying notes are an integral part of the financial statements.


		Variable Insurance Products Fund II
		Investment Grade Bond Portfolio                 Index 500 Portfolio
		1997        1996         1995                   1997        1996        1995

	   $  46,902   $  35,859    $  17,803              $  17,532    $  4,429   $   1,202
       		   -           -            -                 35,574      11,389         165

	      46,902      35,859       17,803                 53,106      15,818       1,367

	       1,572       1,469        1,128                  5,431       1,561         297
	       8,015       6,648        5,140                 33,893       7,065       1,334

	      37,315      27,742       11,535                 13,782       7,192        (264)


	      12,052       4,931        7,242                213,675      64,340      10,309

	       9,013     (17,545)      66,536                455,684      83,067      33,470


	      21,065     (12,614)      73,778                669,359     147,407      43,779


	$     58,380  $   15,128  $    85,313  $             683,141 $   154,599 $    43,515

	$    757,993 $   710,276 $    497,870 $            1,340,570 $   292,473 $    55,209

	      58,380      15,128       85,313                683,141     154,599      43,515


	     233,307     241,760      200,234              2,611,727  1,028,697      227,265
	       2,346     (39,038)      (3,183)               (39,650)   (17,532)      (3,683)
	     (83,015)    (80,239)     (50,491)              (393,476)  (141,911)     (29,243)
	    (105,722)    (31,289)     (19,407)               (54,915)   (11,092)        (590)
      		(618)     (1,056)           -                 (1,332)         -            -
	      	(505)       (540)         (60)                (4,272)       (87)           -
	     (38,416)    (57,00)            -                424,908      35,423           -

	       7,377     32,589       127,093              2,542,990     893,498     193,749

	      65,757     47,717       212,406              3,226,131   1,048,097     237,264

	$    823,750 $  757,993 $     710,276 $            4,566,701 $ 1,340,570 $   292,473

MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

	   STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
	      for the YEARS ENDED DECEMBER 31, 1997, 1996 and 1995
                                     						  Variable Insurance Products Fund II
						                                        Contrafund Portfolio
                                           						 1997           1996                1995
Investment income:
   Dividend income                          $  17,687         $    -            $  1,269
   Capital gains distributions                 46,743          3,899               2,538

                                   					       64,430          3,899               3,807
   Expenses:
   Administrative expense                       6,563          2,164                 152
   Mortality and expense risk                  33,820          9,790                 688

Net investment income (loss)                   24,047         (8,055)              2,967

Realized and unrealized gains(losses) on investments:
Net realized gains(losses) on investments     248,167         36,440               3,233
    Net unrealized appreciation(depreciation) on
    investments                               385,213        190,170               1,202

Net realized and unrealized gains(losses) on
    investments                               633,380        226,610               4,435

Net increase(decrease) in net assets resulting from
    operations                        $       657,427 $      218,555              $7,402

Net assets at beginning of year         $   1,919,525     $  291,610 $                 -
Net increase(decrease) in net assets resulting
    from operations                           657,427        218,555               7,402

Capital shares transactions:
   Net premiums                             2,852,974      1,487,812             296,190
   Transfers of policy loans                  (93,023)       (19,479)              1,762
   Transfers of cost of insurance            (414,073)      (154,413)            (13,744)
   Transfers of surrenders                   (103,126)       (16,096)                  -
   Transfers of death benefits                 (1,177)            -                    -
   Transfers of other terminations             (8,960)          193                    -
   Interfund transfers                        292,419       111,343                    -

Net increase in net assets from capital share
   transactions                              2,525,034    1,409,360              284,208

Total increase in net assets                 3,182,461    1,627,915              291,610

Net assets at end of year                $   5,101,986   $1,919,525       $      291,610

The accompanying notes are an integral part of the financial statements.

            Variable Insurance Products Fund II                             Variable Insurance Products Fund III
                 	Asset Manager Growth Portfolio                                             Growth &         Growth
                                                                   									 Balanced        Income           Opportunities
                                                                   									 Portfolio       Portfolio        Portfolio
             	1997         1996       1995                                      1997               1997              1997

           $    -      $   7,144   $    490                                   $     -         $     1,324         $     -
              	772        13,847      1,872                                         -               4,302               -

              	772        20,991      2,362                                         -               5,626               -

             1,700           452         19                                         25                 26                 143
             9,040         2,041         87                                        320                370               1,194

            (9,968)       18,498      2,256                                       (345)             5,230              (1,337)


            65,245         6,039         31                                        191                473               4,463

           117,585        16,180     (1,057)                                     2,140                786              23,265


           182,830        22,219     (1,026)                                     2,331              1,259              27,728


       $   172,862   $    40,717  $   1,230                                 $    1,986        $     6,489        $     26,391

       $   467,931   $    53,576  $      -                                  $       -         $        -         $        -

           172,862        40,717      1,230                                      1,986              6,489              26,391


           787,790       415,186     55,726                                    102,622            182,863             424,520
           (29,528)      (12,378)        -                                          -                 (71)                -
          (122,121)      (40,421)    (3,380)                                    (3,050)            (8,429)            (19,831)
           (39,420)         (888)        -                                          (4)              (307)               (536)
                -              -          -                                          -                  -                  -
               	-              -          -                                          -                  -                  -
             67,149        12,139         -                                      20,223             33,723             113,631


            663,870       373,638     52,346                                    119,791            207,779             517,784

            836,732       414,355     53,576                                    121,777            214,268             544,175

        $ 1,304,663    $  467,931  $  53,576                                 $  121,777        $   214,268        $    544,175


			MIDLAND NATIONAL LIFE INSURANCE COMPANY
				  SEPARATE ACCOUNT A

	   STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued) for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

                      	     				   American Century Variable Portfolios, Inc.
                                                   								Capital
                                 					   Balanced           Appreciation      International     Value
                                  					   Portfolio          Portfolio         Portfolio         Portfolio
                                 					    1997                 1997             1997              1997


Investment income:
    Dividend income                       $    -          $         -       $        -       $         -
    Capital gains distributions                -                    -                -                 -

                                    					       -                    -                -                 -
Expenses:
   Administrative expense                         5                  10                38                20
    Mortality and expense risk                  126                 141               392               214

Net investment income (loss)                   (131)               (151)             (430)             (234)

Realized and unrealized gains(losses) on investments:
    Net realized gains(losses) on investments   387                (425)              (34)              698
    Net unrealized appreciation(depreciation) on
	investments                                    559              (5,332)              652             2,214

Net realized and unrealized gains(losses) on
    investments                                 946              (5,757)              618             2,912

Net increase(decrease) in net assets resulting from
    operations                          $       815         $    (5,908)       $      188      $      2,678
    Net assets at beginning of year     $       -           $       -          $       -       $        -
Net increase(decrease) in net assets resulting
    from operations                             815              (5,908)          188                 2,678

Capital shares transactions:
    Net premiums                             57,959              71,171           176,976           116,538
    Transfers of policy loans                   -                   -                  45               -
    Transfers of cost of insurance           (6,022)             (4,961)           (8,337)           (8,468)
    Transfers of surrenders                    (110)               (126)           (1,208)              (47)
    Transfers of death benefits                 -                   -                 -                 -
    Transfers of other terminations             -                   -                 -                 -
    Interfund transfers                        (545)             12,832            32,049            28,858

Net increase in net assets from capital share
    transactions                             51,282              78,916           199,525           136,881


Total increase in net assets                 52,097              73,008           199,713           139,559

Net assets at end of year               $    52,097         $    73,008      $    199,713      $    139,559

The accompanying notes are an integral part of the financial statements.




MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

(1)     Organization and Significant Accounting Policies

Midland National Life Separate Account A (Separate Account), a unit investment trust, was established as a segregated investment account of Midland National Life Insurance Company (the Company) in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company.

The Separate Account invests in specified portfolios of Variable Insurance Products Fund (VIPF), Variable Insurance Products Fund II (VIPF II), Variable Insurance Products Fund III (VIPF III), and American Century Variable Portfolios, Inc. (ACVP) (collectively the Funds), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF II Contrafund and Asset Manager Growth portfolios were introduced in 1995. The VIPF III Balanced, Growth & Income and Growth Opportunities portfolios and the ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997.
All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out
(FIFO) method is used to determine realized gains and losses on investments.

The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)     Expense Charges

The Company is compensated for certain expenses as described below. The rates for each applicable charge is described in the Separate Account's prospectus.

A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.

A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Separate Account's prospectus.

A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year.

9



		    MIDLAND NATIONAL LIFE INSURANCE COMPANY
			    SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS - (Continued)

(2)  Expense Charges (continued)

A surrender charge may be imposed in the event of a contract surrender or lapse within a stipulated number of years.

(3)     Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1997, 1996, and 1995 were as follows:

                                  					           1997                           1996                       995
		                             			    Purchases         Sales        Purchases          Sales       Purchases     Sales
	Portfolio
	Variable Insurance Products Fund:

	Money Market                       $2,398,056    $ 2,679,342     $ 2,034,275   $    949,787    $   665,299  $   291,399
	High Income                         1,762,564        534,720       1,130,421        593,263        506,889      259,469
	Equity-Income                       4,606,039      1,926,533       3,626,635      1,654,290      1,711,755      639,107
	Growth                              6,694,330      3,789,244       5,850,056      2,665,240      3,050,540    1,621,442
	Overseas                            1,975,804        928,568       1,305,663        654,357        951,209      604,563

Variable Insurance Products Fund II:

	Asset Manager                        2,167,982       1,198,071       1,858,024       1,305,947   1,549,225      985,616
	Investment Grade Bond                  351,091         307,112         340,129         279,745     294,633      156,524
	Index 500                            3,510,441         954,879       1,327,248         425,671     249,692       56,745
	Contrafund                           3,786,750       1,239,389       1,876,198         473,421     334,133       46,711
	Asset Manager Growth                 1,025,893         372,417         522,652         130,138      61,622        6,973

Variable Insurance Products Fund III:

	Balanced                               151,867          32,420           -                 -            -           -
	Growth & Income                        229,692          16,682           -                 -            -           -
	Growth Opportunities                   583,991          67,546           -                 -            -           -

American Century Variable Portfolios, Inc.:

	Balanced                                69,085          17,933           -                 -            -           -
	Capital Appreciation                    93,376          14,612           -                 -            -           -
	International                          224,848          25,753           -                 -            -           -
	Value                                  153,593          16,945           -                 -            -           -

	                             				  $ 29,785,402    $ 14,122,166    $ 19,871,301     $ 9,131,859 $ 9,374,997  $ 4,668,549

			MIDLAND NATIONAL LIFE INSURANCE COMPANY
			      SEPARATE ACCOUNT A

		    NOTES TO FINANCIAL STATEMENTS - (Continued)

(4)     Summary of Changes from Unit Transactions

Transactions in units for the years ended December 31, 1997, 1996, and 1995 were as follows:

                    				     1997                       1996                    1995
                			     Purchases       Sales      Purchases       Sales   Purchases         Sales
	Portfolio
Variable Insurance Products Fund:

	Money Markt            160,457     175,104        132,191      61,393      45,654        20,129
	High Income             71,855      20,908         45,898      25,239      23,134        12,089
	Equity-Income          155,294      58,396        122,028      57,300      65,454        24,740
	Growth                 216,574     102,996        167,406      80,887     113,881        56,756
	Overseas                89,759      39,237         67,962      33,856      56,643        34,460

Variable Insurance Products Fund II:

	Asset Manager           77,125      50,498         84,315      66,066      89,048        55,423
	Investment Grade Bond   20,534      19,490         20,996      18,784      19,845        10,894
	Index 500               204,615     48,013         81,534      25,464      18,815         3,958
	Contrafund              254,844     75,480        145,795      35,584      28,468         3,881
	Asset Manager Growth     71,882     23,310         39,936      10,263       5,265           606

Variable Insurance Products Fund III:

	Balanced                 13,593      2,733             -           -           -             -
	Growth & Income          19,277      1,397             -           -           -             -
	Growth Opportunities     51,166      5,612             -           -           -             -

American Century Variable Portfolios, Inc.:

	Balanced                  6,244      1,589             -           -           -             -
	Capital Appreciation      8,033      1,258             -           -           -             -
	International            21,308      2,405             -           -           -             -
	Value                    13,166      1,434             -           -           -             -


			MIDLAND NATIONAL LIFE INSURANCE COMPANY
			    SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS - (Continued)


(5)     Net Assets

	Net assets at December 31, 1997, consisted of the following:

                                             							    Accumulated
                                                 							Net           Net
                                             							    Investment    Unrealized
                             					      Capital         Income and    Appreciation
                             					      Share           Net Realized  of
                             					      Transactions    Gains         Investments     Total
	Portfolio
Variable Insurance Products Fund:

	Money Market                         $  1,235,505   $   157,518    $       -       $  1,393,023
	High Income                             2,247,693       355,152      228,135          2,830,980
	Equity-Income                           6,456,131     2,105,850    1,556,519         10,118,500
	Growth                                 10,633,134     3,792,891    2,706,379         17,132,404
	Overseas                                2,961,450       559,603      187,169          3,708,222

Variable Insurance Products Fund II:

	Asset Manager                           3,945,413     1,173,240      746,124          5,864,777
	Investment Grade Bond                     655,074       125,496       43,180            823,750
	Index 500                               3,685,140       308,880      572,681          4,566,701
	Contrafund                              4,218,601       306,799      576,586          5,101,986
	Asset Manager Growth                    1,089,854        82,100      132,709          1,304,663

Variable Insurance Products Fund III:

	Balanced                                  119,792          (154)       2,139            121,777
	Growth & Income                           207,780         5,703          785            214,268
	Growth Opportunities                      517,782         3,126       23,267            544,175

American Century Variable Portfolios, Inc.:

	Balanced                                   51,283           256          558             52,097
	Capital Appreciation                       78,915          (576)      (5,331)            73,008
	International                             199,525          (464)         652            199,713
	Value                                     136,882           464        2,213            139,559

                             					    $  38,439,954  $  8,975,884  $ 6,773,765        $54,189,603




MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS - (Continued)

(6)     Merger

Effective January 2, 1997, Investors Life Insurance Company of Nebraska (Investors) along with all of its assets and liabilities was merged into the Company. Related to the merger, the Company transferred the entire amount of assets and assumed the entire amount of liabilities of the Investors Life Separate Account B into the Separate Account A. Separate Account B issued certain variable universal life insurance contracts that were sponsored by Investors Life which was a wholly-owned insurance subsidiary of the Company. These variable universal life insurance contracts are nearly identical in all material respects to the variable universal life insurance contracts issued by Separate Account A. This transaction was the result of certain business decisions whereby Investors Life was reorganized with and merged into the Company, with the Company remaining as the surviving corporation. The
Company assumed ownership of all assets of Investors Life, including all assets held in Separate Account B. The assumption of the Separate Account B net assets was accomplished by purchasing similar investment funds with the same value from each of the respective fund portfolios in Separate Account A. This reorganization was structured so that there was no change in the rights and benefits of persons having an interest in the variable life insurance contracts issued by either of the separate accounts and no change in the net asset values held by the respective participants of either of the Separate Accounts.

MNLSEPA.TXT

       Midland National Life Insurance Company

Financial Statements
For the Years Ended December 31, 1997, 1996, and 1995


	C o n t e n t s                      	Page(s)

Report of Independent Accountants       1

Balance Sheets                          2

Statements of Income                    3

Statements of Stockholders Equity       4

Statements of Cash Flows                5-6

Notes to Financial Statements           7-19


REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Stockholders
Midland National Life Insurance Company:

We have audited the accompanying balance sheets of Midland National
Life Insurance Company (the Company), as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midland National Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Minneapolis, Minnesota
March 12, 1998


MIDLAND NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS
as of DECEMBER 31, 1997 and 1996
(Amounts in thousands, except share and per share amounts)

ASSETS
                                                 	   1997               1996
Investments:
	Fixed maturities                              $  2,420,977    $  1,840,902
	Equity securities                                  145,156         215,964
	Policy loans                                       202,129         154,090
	Short-term investments                             636,280         242,857
	Other invested assets                               29,329          18,495

	Total investments                                 3,433,871       2,472,308

Cash                                                   2,384           3,578
Accrued investment income                             37,980          32,613
Deferred policy acquisition costs                    416,767         427,218
Present value of future profits of acquired businesses 40,397         21,308
Other receivables and other assets                    28,045          23,922
Separate account assets                              139,072          81,516

	                               	 Total assets    $ 4,098,516     $ 3,062,463

					    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
	Policyholder account balances            $ 2,401,302     $ 1,789,732
	Policy benefit reserves                      419,131         404,806
	Policy claims and benefits payable            33,839          31,512
	Federal income taxes                          36,088          39,315
	Other liabilities                             90,102          90,267
	Security lending liability                   308,125            -
      Separate account liabilities            139,072          81,516

	Total liabilities                          3,427,659       2,437,148

Commitments and contingencies
Stockholders' equity:
	Common stock $1 par value, 2,549,439 shares authorized, issued
	    and outstanding                              2,549            2,549
	Additional paid-in capital                      33,707           33,707
	Net unrealized appreciation of investment securities 30,838      18,825
	Retained earnings                              603,763          570,234

	     Total stockholders' equity                670,857          625,315

	     Total liabilities and stockholders' equity $ 4,098,516 $ 3,062,463

MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME
for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995
(Amounts in thousands)
                                                								 1997         1996             1995
Revenues:
	Premiums                                               $ 98,668     $ 101,423     $ 100,858
	Interest sensitive life and investment product charges  157,423       150,839       139,611
	Net investment income                                   188,650       173,583       167,020
	Net realized investment gains                             3,561         6,839         1,762
	Net unrealized gains (losses) on trading securities        (641)        6,200         7,057
	Other income                                              2,565         4,362         5,754

	Total Revenue                                           450,226       443,246       422,062

Benefits and expenses:
	Benefits incurred                                       146,227       151,208       139,056
	Interest credited to policyholder account balances      111,333       103,618       102,339

	Total benefits                                          257,560       254,826       241,395

	Operating expenses (net of commissions & other
	expenses deferred)                                       44,130        43,243        43,726
	Amortization of deferred policy acquisition costs and
		present value of future profits of acquired
		businesses                                                56,954        53,316        51,576

	Total benefits and expenses                               358,644       351,385       336,697

Income before income taxes                                  91,582        91,861        85,365

Income tax expense                                          33,053        31,821        28,703

Net income                                                $ 58,529     $  60,040     $  56,662



MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDERS' EQUITY
for the YEARS ENDED DECMBER 31, 1997, 1996, and 1995
(Amounts in thousands)
                                           	        						      Net Unrealized
                                           							              Appreciation
                                            						 Additional   (Depreciation)                  Total
                                   					 Common    Paid-In      of Investment  Retained        Stockholders'
                                   					  Stock     Capital     Securities    Earnings            Equity

Balance at January 1, 1995             $   2,549  $  33,707   $ (10,003)    $ 463,857        $ 490,110

Net Income                                   -         -            -          56,662           56,662
Dividends paid on common stock               -         -            -         (10,325)         (10,325)
Net appreciation of available for investments   -      -         41,030          -              41,030
Balance at December 31, 1995              2,549      33,707      31,027        510,194         577,477

Net Income                                   -         -            -           60,040          60,040
Net depreciation of available for investments  -       -         (12,202)          -           (12,202)
Balance at December 31, 1996              2,549      33,707       18,825       570,234        625,315

Net Income                                   -         -            -           58,529         58,529
Dividends paid on common stock               -         -            -          (25,000)       (25,000)
Net appreciation of avialable for
	sale investments                            -         -          12,013           -            12,013

Balance at December 31, 1997           $  2,549   $  33,707     $ 30,838      $ 603,763      $ 670,857


The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995
(Amounts in thousands)

                                                   								   1997                     1996                 1995

Cash flows from operating activities:
	Net Income                                                $ 58,529                 $ 60,040              $ 56,662
	Adjustments to reconcile net income to net cash provided
		by operating activities:
	Amortization of deferred policy acquisition costs and
	present value of future profits of acquired business        56,954                   53,316                51,576
	Net amortization of premiums and discounts on investments    2,699                    5,532                 4,828
	Policy acquisition costs deferred                          (50,363)                 (65,285)              (63,717)
	Net realized investment gains                               (3,561)                  (6,839)               (1,762)
	Net unrealized (gains) losses on trading securities            641                   (6,200)               (7,057)
	Net proceeds from (cost of) trading securities              99,850                    5,788               (23,305)
	Deferred income taxes                                       (5,421)                  12,177                (5,721)
	Net interest credited and product charges on universal life
		and investment policies                                    (46,090)                 (47,221)              (37,272)

	Changes in other assets and liabilities:

		Net receivables and payables                              (13,946)                 32,863                12,346
		Policy benefits                                             15,826                  26,185                23,500
		Other                                                          122                    (277)                  539

	Net cash provided by operating activities                  115,240                  70,079                10,617

								  Cash flows from investing activities:

	Proceeds from investments sold, matured, or repaid:

		Fixed maturities                                          1,217,086               1,422,426               911,883
		Equity securities                                           137,510                 129,827                51,567
		Other invested assets                                           941                   2,055                   421

	Cost of investments acquired:

		Fixed maturities                                        (1,791,522)           (1,569,779)             (994,486)
		Equity securities                                         (144,862)             (145,096)              (41,968)
		Other invested assets                                      (11,702)               (14,245)               (2,283)

	Net change in policy loans                                  (9,995)               (11,295)               (9,883)
	Net change in short-term investments                        93,875                (18,748)              (24,963)
	Net change in security lending                             308,125                    -                 (33,239)
	Payment for purchase of insurance business, net of
		cash acquired                                              23,939                    -                    (440)
       Net cash used in investing activities               (176,605)              (204,855)             (143,391)


The accompanying notes are an integral part of the financial statements.



MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS ( CONTINUED)
for the YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Amounts in thousands)

                                                             										  1997          1996             1995

Cash flows from financing activities:
	Receipts from universal life and investment products            $       280,164   $     285,569 $       272,511
	Benefits paid on universal life and investment products                (194,993)       (156,514)       (129,024)
	Dividends paid on common stock                                          (25,000)           -            (10,325)
	Net cash provided by financing activities                                60,171         129,055         133,162
Increase (decrease) in cash                                                      (1,194)         (5,721)            388
Cash at beginning of year                                                         3,578           9,299           8,911
Cash at end of year                                                     $         2,384   $       3,578   $       9,299

Supplemental disclosures of cash flow information:

Cash paid during the year for:
	Interest                                                       $             143  $         166   $         188
	Income taxes, paid to parent                                              42,749         16,772          25,376

Non-cash operating, investing and financing activity:
	Policy loans, receivables and other assets received in
		assumption reinsurance agreements                                 38,044             -            9,723


The accompanying notes are an integral part of the financial statements.



(1)     Summary of Significant Accounting Policies


Organization

Midland National Life Insurance Company (Midland or the Company) is a majority-owned subsidiary of Sammons Enterprises, Inc. (SEI). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

Basis of Presentation

	Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. (NAM), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the financial statements.

	On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger had no impact on the financial statements of Midland.

	In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:

		   Investment values.
		   Deferred policy acquisition costs.
		   Present value of future profits of acquired business. Policy benefit reserves and claims reserves.
		   Fair value of financial instruments.

      The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.


Investments

	The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale. Fixed maturity investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity.

	Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

	Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included directly in stockholders' equity, net of related adjustments to deferred policy acquisition costs and deferred income taxes. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

	For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

	Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

	Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

	When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.


	The Company periodically enters into agreements to sell and repurchase securities. The commitment to repurchase securities sold under these agreements are reported as liabilities and the investments acquired with the funds received from the securities sold are included in short-term investments.

Recognition of Traditional Life, Health, and Annuity Premium Revenue and Policy Benefits

	Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due.


Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

	Liabilities for policy benefit reserves for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11%.

Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies)


	Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

	Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3.75% to 6.75% in 1997, 3% to 7% in 1996 and 3% to 7.5% in 1995. For certain contracts these crediting rates extend for periods in excess of one year.

Deferred Policy Acquisition Costs

	Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

	Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

	Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:

                                                							    1997            1996          1995
Deferred policy acquisition costs, beginning of year    $ 427,218       $ 410,051      $ 415,594
  Commissions deferred                                     40,660          55,005         52,533
  Underwriting and acquisition expenses deferred            9,703          10,280         11,184
  Change in offset to unrealized gains and losses          (8,710)             92        (22,325)
  Amortization                                            (52,104)        (48,210)       (46,935)
Deferred policy acquisition costs, end of year          $ 416,767       $ 427,218      $ 410,051

	To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholders' equity as an offset to the unrealized gains or losses with no effect on income.

Present Value of Future Profits of Acquired Business

	The present value of future profits of acquired business (PVFP) represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                  	                     1997            1996       1995
  Balance at beginning of year                       $ 21,308        $ 26,414   $ 31,495
    Value of in force acquired                         23,939             -         (440)
    Amortization                                       (4,850)         (5,106)    (4,641)
  Balance at end of year                             $ 40,397        $ 21,308   $ 26,414

	Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 20 percent of the December 31, 1997 balance of PVFP in 1998, 16 percent in 1999, 14 percent in 2000, 11 percent in 2001, and 9 percent in 2002. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable

	 The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes

	     The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent.

	 Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account

	Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

(2)     Fair Value of Financial Instruments

	The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, short-term investments, policy loans, and other invested assets: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment securities: Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

Investment-type insurance contracts: Fair values for the Company's liabilities under investment -type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value was estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

       These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

	The carrying value and estimated fair value of the Company's financial instruments are as follows:

	                                          	 December 31, 1997                   December 31, 1996
                                     						 Carrying       Estimated       Carrying        Estimated
                                    						   Value        Fair Value        Value         Fair Value
Financial assets:
	Fixed maturities - available-for-sale   $ 2,420,977     $ 2,420,977     $ 1,807,362     $ 1,807,362
	Fixed maturities - trading                   -               -               33,540          33,540
	Equity securities - available-for-sale       78,950          78,950          67,498          67,498
	Equity securities - trading                  66,206          66,206         148,466         148,466
	Policy loans                                202,129         202,129         154,090         154,090
	Short-term investments                      636,280         636,280         242,857         242,857
	Other investments                            29,329          29,329          18,495          18,495

 Financial liabilities:
	Investment-type insurance contracts       1,011,000         989,000         615,000         597,000

(3)     Investments and Investment Income

   Fixed Maturities and Equity Security Investments

	The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:
                                                  								 December 31, 1997
                                                                  									     Gross           Gross
                                                                									     Unrealized      Unrealized      Estimated
                                                   							      Amortized      Holding         Holding            Fair
                                                        								Cost           Gains           Losses           Value


Fixed maturities:
    U.S. Treasury and other U.S. Government
     corporations and agencies                            $   625,958     $    9,232      $      266       $   634,924
    Obligations of U.S. states and political
    subdivisions                                                3,201            147              -              3,348
    Corporate securities                                      660,172         30,234             577           689,829
    Mortgage-backed securities                              1,055,140         22,159             109         1,077,190
    Other debt securities                                      14,861            826               1            15,686
       Total  fixed maturities                              2,359,332         62,598             953         2,420,977
  Equity securities                                            69,221         10,433             704            78,950
       Total available for sale                           $ 2,428,553     $   73,031       $   1,657       $ 2,499,927


                                                           							   December 31, 1996
                                                    							  Gross        Gross
                                                    							  Unrealized   Unrealized      Estimated
                                      					     Amortized    Holding      Holding           Fair
                                          						Cost         Gains        Losses           Value
Fixed maturities:
    U.S. Treasury and other U.S. Government
       corporations and agencies          $   671,485    $   4,798       $    783     $   675,500
    Obligations of U.S. states and political
      subdivisions                              3,203          267             -            3,470
    Corporate securities                      522,349       26,551            961         547,939
    Mortgage-backed securities                572,763        8,242            634         580,371
    Other debt securities                          79            3             -               82
       Total  fixed maturities              1,769,879       39,861          2,378       1,807,362
  Equity securities                            60,798        7,912          1,212          67,498
       Total available for sale           $ 1,830,677     $ 47,773        $ 3,590     $ 1,874,860

	The amortized cost of the fixed maturities and the cost of the equity securities classified as trading securities are $0 and $66,867, respectively at December 31, 1997 and $33,735 and $148,291, respectively, at December 31, 1996.

	The net unrealized appreciation on the available-for-sale securities is reduced by deferred policy acquisition costs and deferred income taxes at December 31, as shown below:

                                          						    1997             1996
Gross unrealized appreciation                    $ 71,374        $ 44,183
Deferred policy acquisition costs                 (23,930)        (15,220)
Deferred income taxes                             (16,606)        (10,138)
Net unrealized appreciation of investments       $ 30,838        $ 18,825

	The change in net unrealized gains (losses) on available-for-sale fixed maturity and equity security investments are as follows:

                                           						   1997          1996             1995
    Fixed maturities                           $   24,162     $ (20,907)      $  79,603
    Equity securities                               3,029         1,955           5,974
    Less DAC impact                                (8,710)           92         (22,325)
    Less deferred income tax effect                (6,468)        6,658         (22,222)
      Net change in unrealized gains (losses)   $  12,013     $ (12,202)      $  41,030


	The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            								   Amortized              Fair
                                                              									Cost              Value

Due in one year or less                                           $    327,750        $   329,539
Due after one year through five years                                  147,408            152,516
Due after five years through ten years                                 190,528            200,958
Due after ten years                                                    638,505            660,773
Securities not due at a single maturity date (primarily
      mortgage-backed securities)                                    1,055,141          1,077,191
Total fixed maturities                                            $  2,359,332        $ 2,420,977

Investment Income and Investment Gains (Losses)

	Major categories of investment income are summarized as follows:

					                                     1997            1996            1995
Gross investment income:
   Fixed maturities                   $  148,640      $  126,733      $  121,003
   Equity securities                      13,831          22,202          20,885
   Policy loans                           11,891          10,327           9,485
   Short-term investments                 20,594          16,946          18,648
   Other invested assets                     824             553             490
Gross investment income                  195,780         176,761         170,511
Investment expenses                        7,130           3,178           3,491
   Net investment income              $  188,650       $ 173,583       $ 167,020

	The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                          	  1997                 1996                 1995
				                                 ____________________   ____________________  ____________________

					                                             Unrealized            Unrealized               Unrealized
                                              				-Trading              -Trading                 -Trading
                              				     Realized   Securities  Realized  Securities Realizied     Securities
Fixed maturities                      $ 2,934      $   195  $  8,047   $  (438)  $  14,303    $    834
   Equity securities                      542         (836)   (1,196)    6,638     (12,608)      6,223
   Other                                   85            -       (12)        -          67           -
    Net investment gains (losses)     $ 3,561       $ (641) $  6,839   $ 6,200   $   1,762    $  7,057


	Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1997, 1996, and 1995 were as follows:

                                	1997                    1996                  1995
                         _____________________   _____________________   ____________________


                		       Fixed                   Fixed                   Fixed
                		       Maturities    Equity    Maturities    Equity    Maturities    Equity

   Proceeds from sales $ 801,246   $ 136,085   $ 1,020,090  $ 106,354  $ 651,092   $ 51,547

   Gross realized gains    3,757       1,977        10,418        787     15,205        617

   Gross realized losses   3,213         887         5,030      1,954      4,241      2,802


Other

	At December 31, 1997, and 1996, securities amounting to approximately $14,366 and $16,816, respectively, were on deposit with regulatory authorities as required by law.

	The Company periodically enters into repurchase agreements with brokerage firms. Repurchase agreements totaling $308,125 were outstanding at December 31, 1997. No investments were outstanding under repurchase agreements at December 31, 1996.

	The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholders' equity at December 31, 1997, except for investments with the following carrying values:

	GTE Corporation       $ 95,366
	APOLLO Computers        85,267
	Norfolk Southern        73,977


(4)     Income Taxes

	The significant components of the provision for Federal income taxes are as follows:

			      1997           1996          1995

  Current
			   $  38,474       $ 19,644      $ 34,424

  Deferred
			      (5,421)        12,177        (5,721)

  Total Federal income tax expense
			   $  33,053       $ 31,821      $ 28,703

	Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

				      1997                 1996               1995

At statutory Federal income tax rate
				   $ 32,054              $ 32,151           $ 29,980

Dividends received deductions
				       (514)               (1,391)            (1,718)

Other, net
				      1,513                 1,061                441

Total Federal income tax expense
				  $  33,053              $ 31,821           $ 28,703



	The federal income tax liability as of December 31 is comprised of the following:

      					 1997              1996

  Net deferred income tax liability
				      $ 34,480            $ 33,432

  Income taxes currently due
       					 1,608               5,883

  Federal income tax liability
				      $ 36,088            $ 39,315

	The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                     			   			  1997               1996
Deferred tax liabilities:

    Present value of future profits of acquired business
                                   					      $ 14,139          $   7,458

    Deferred policy acquisition costs          100,989            114,971

    Investments                                 27,245             17,541

    Others                                         906              2,909

	Total deferred income tax liabilities         143,279            142,879





  Deferred tax assets:



    Policy liabilities and reserves            108,799            109,447

    Total gross deferred income tax assets     108,799            109,447





	Net deferred income tax liability            $  34,480         $   33,432


	Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus". Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly,no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1997.

(5)     Reinsurance

	The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

				                               1997                 1996                1995

                      			   Ceded      Assumed     Ceded   Assumed      Ceded   Assumed

  Premiums                 $ 17,081   $ 7,971  $ 13,759   $ 7,116   $ 13,165   $ 5,368

  Claims                      8,683     4,472    12,170     6,068     11,899     5,204


	The Company presently reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

	Effective January 1, 1996, the Company assumed certain policy risks ($8,900,130 of life insurance in force at December 31, 1997) from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company has reflected a risk and profit charge of $729 and $1,119 in other income in 1997 and 1996, respectively, under the terms of the reinsurance contract.

	Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets. The final purchase price is subject to change following a final accounting scheduled to occur on or before April 30, 1998.

(6)     Statutory Financial Data and Dividend Restrictions

	The Company is domiciled in South Dakota and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.
	Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The company paid a stockholder dividend of $25,000 in 1997. The maximum amount of dividends payable in 1998 without prior approval of regulatory authorities is approximately $40,306.

	The statutory net income of the Company for the years ended December 31, 1997 and 1996 is approximately $65,000 and $16,000, respectively, and capital and surplus at December 31, 1997 and 1996 is approximately $323,000 and $300,000, respectively, in accordance with statutory accounting principles.

(7)     Employee Benefits

Employee Retirement Plans

	The Company participates in a noncontributory defined benefit pension plan sponsored by SEI which covers substantially all home office employees. Prior to 1996, the Company sponsored its own noncontributory defined benefit pension plan which was merged with a similar benefit plan of SEI on January 1, 1996. Pension benefits are generally based upon years of service and include accruing pension cost currently, contributing the maximum amount deductible for federal income taxes and meeting minimum funding standards of the Employee Retirement Income Security Act of 1974 as determined by an actuarial valuation. Plan assets consist primarily of cash equivalents, listed stocks and bonds, and group annuity contracts.



	The following table sets forth the funded status and the amounts recognized in the financial statements at December 31 for the qualified plan. The 1997 and 1996 amounts reflect an allocation of the Company's portion of the SEI plan:

                                   					 1997                    1996
Accumulated benefit obligation:

Vested                               $  2,558                  $  2,192

Nonvested                                 591                       283

Total accumulated benefit obligation $  3,149                  $  2,475





  Fair value of plan assets          $  3,176                  $  3,400

  Projected benefit obligation         (4,678)                   (3,786)

  Funded status                        (1,502)                     (386)

  Unrecognized net gain                 1,385                       613

  Unrecognized prior service costs         25                        41

  Net asset/(liability) recognized in financial statements
                            				    $     (92)                 $    268

	The net periodic pension cost included the following components:

			       1997          1996            1995

  Service cost-benefits earned during the period
			     $  317          $  285        $  248

  Interest cost on projected benefit obligation
       				325             291           283

  Return on plan assets
			       (297)           (619)         (220)

  Net amortization and deferral
      				 15             306           (53)

      Net periodic pension cost
		    $   360          $  263        $  258

	The weighted-average discount rate used in determining the actuarial present value of the projected benefit obligations was 7.25% for 1997 and 1996. The average rate of increase in future compensation levels was 4.25% for 1997 and 1996. The expected long-term rate of return on plan assets used to develop the net periodic pension cost was 8.75% in 1997, 1996 and 1995.

	The Company also participates in a noncontributory Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1997, 1996, and 1995 was $1,920, $1,700, and $2,096,
respectively.  All contributions to the ESOP are held in trust.

Postretirement Benefit Plan

	The Company provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan.

The actuarial and recorded liabilities for these post-retirement benefits at December 31, none of which were funded, are as follows:

                            				1997         1996       1995

  Accumulated postretirement benefit obligation:
  Retirees                   $ 1,771       $ 1,718     $ 1,235

  Fully eligible active plan participants
                            				 192           170         274

  Other active plan participants
                            				 240           191         560


                      			       2,203         2,079       2,069

  Unrecognized loss             (452)         (135)       (101)

  Accrued postretirement benefit obligation
                      			     $ 1,751       $ 1,944     $ 1,968

	   The net periodic cost for postretirement benefits other than pensions for the years ended December 31 included the following components:


                    				  1997           1996        1995

 Service cost - benefits earned during the period
	              		       $   18          $   16        $  16

  Interest cost on other post-retirement benefits
                     				  154             148          164

  Net amortization
                      			    7               -           10

    Total periodic expense
               			       $ 179            $ 164        $ 190

   The weighted average annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) reflects a 7.25% rate in 1997 grading down to 4.5% in years 2006 and later. Increasing the assumed health care cost trend rate by one percentage point would increase the accumulated postretirement benefit obligation at December 31, 1997 by $217 and the aggregate of the service and interest cost components of the net periodic postretirement benefit cost for 1997 by $16. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 1997 and 1996.

(8)        Commitments and Contingencies

Lease Commitments

	   Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,822 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.



	The Company also leases certain equipment. Rental expense on operating leases amounted to $1,208, $1,048 and $548 for the years ended December 31, 1997, 1996, and 1995, respectively. The minimum future rentals on capital and operating leases at December 31, 1997, are as follows:

Year ending December 31,
                                   					  Capital       Operating     Total

1998    ........................       $    536         $  1,076      $ 1,612

1999    ........................            513            1,098        1,611

2000    ........................            489              537        1,026

2001    ........................            466              487          953

2002    ........................            442              498          940

Thereafter      ................             -               559          559

  Total ........................        $ 2,446         $  4,255      $ 6,701

  Less amount representing interest....     321

  Present value of amounts due
  under capital leases ................  $ 2,125



Other Contingencies

	The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent. These
assessments are reflected in the operating results of the Company.   The
Company is also contingently liable for any future guaranty fund assessments related to the insolvencies of unaffiliated insurance companies. An accrual of $2,184 has been included in the December 31, 1997 balance sheets. This accrual was calculated by estimating the Company's share of both open and closed insolvencies based on industry data provided to the Company.

	The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

(9)     Other Related Party Transactions

	The Company pays fees to SEI under management contracts. The Company was charged $1,530, $1,458 and $2,778 in 1997, 1996, and 1995, respectively, related to these contracts.

	The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,425, $1,339 and $66 in 1997, 1996 and 1995, respectively.

	The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance, in return for which the Company was reimbursed $488 in 1997 for the costs incurred to render such services.


(..continued)

The accompanying notes are an integral part of the financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(Continued)
(Amounts in thousands)

MNLGP97.TXT

                                    PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.TXT

REPRESENTATIONS PURSUANT TO SECTION 26 (e) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORM.TXT

                      CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 72 pages.

    The undertaking to file reports.

    Representations pursuant to Rule 6e-3(T).

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  *

    (b)  Sutherland, Asbill & Brennan, L L P ****

    (c)  Russell A. Evenson, FSA. ****

    (d)  Coopers & Lybrand, L L P ****

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A. ***

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement. *

         (b)  Selling Agreement. *

         (c)  Commission schedule. *

              --------------------

    (4)  Not applicable.

    (5)  Form of Contract.  *
-----------------------
*     Filed previously in Pre-Effective Amendment No. 1 on January 31, 1997.
**    Filed previously in Pre-Effective Amendment No. 2 on April 23, 1997.
***   Filed in Post-Effective Amendment No. 1 for Registration No. 333-14061.
****  Filed herewith.

    (6)  (a)  Articles of Incorporation of Midland National Life. ***

         (b)  By-Laws of Midland National Life. ***

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II. **

    (8)  (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II. **

    (8)  (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III. ***

    (8)  (d)  Participation Agreement for American Century Investment

              Services, Inc. **

    (9)  Not applicable.

   (10)  Application Form. *

   (11)  Memorandum describing Midland National Life's insurance, transfer and redemption procedures for the Contract. *

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs. *

4.  No financial statements are omitted from the Prospectus pursuant to

    Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Russell A. Evenson, Senior Vice President and Actuary

    of Midland National Life. ****

7.  Consent of Sutherland, Asbill & Brennan, L L P  ****

8.  Consent of Coopers & Lybrand, L L P  ****

-----------------------
*     Filed previously in Pre-Effective Amendment No. 1 on January 31, 1997.
**    Filed previously in Pre-Effective Amendment No. 2 on April 23, 1997.
***   Filed in Post Effective Amendment No. 1 for Registration No. 333-14061.
****  Filed herewith.



CONVEL.TXT

                             SIGNATURES
                             __________


    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 24th day of April, 1998.

                                  Midland National Life Separate Account A

   (Seal)                         By:  Midland National Life Insurance
                                       Company



                                  By:__/s/Michael_M._Masterson_____________
                                       President

VUL3/VEUL



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

Signature                  Title                        Date
---------                  -----                        ----

_________________________     Chairman of the Board      April 24, 1998
   John C. Watson

/s/Michael_M._Masterson_____  Director, Chief Executive  April 24, 1998
   Michael M. Masterson       Officer and President

/s/John_J._Craig_II_________  Director, Executive Vice   April 24, 1998
   John J. Craig II           President

/s/Russell_A._Evenson_______  Director, Senior Vice      April 24, 1998
   Russell A. Evenson         President and Chief
                              Actuary

/s/Steven_C._Palmitier______  Director, Senior Vice      April 24, 1998
   Steven C. Palmitier        President and Chief
                              Marketing Officer

/s/Thomas_M._Meyer__________  Vice President and         April 24, 1998
   Thomas M. Meyer            Chief Financial
                              Officer

_________________________     Director                   April 24, 1998
   Robert W. Korba

_________________________     Director                   April 24, 1998
   James N. Whitson


SECVUL2.TXT

                                               Registration No. 333-14081
                                               POST EFFECTIVE AMENDMENT NO.1


________________________________________________________________________________
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________________
--------------------------------------------------------------------------------

EXHVEUL.TXT

                                 EXHIBIT INDEX




    Exhibit
   _________


   6. Opinion and Consent of Russell A. Evenson, Senior Vice President and Actuary of Midland National Life

   7.                  Consent of Sutherland, Asbill & Brennan, L L P

   8.                  Consent of Coopers & Lybrand, L L P




INDVEUL.TXT

                                   March 25, 1998

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Gentlemen:
    This opinion is furnished in connection with the filing of Post-Effective Amendment No. 1 to Registration Statement No. 333-14081 on Form S-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Executive Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy form was prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto. In my opinion:

    1. The "sales load" as defined in paragraph (c)(4) of Rule 6e-3(T) under the Investment Company Act of 1940, will not exceed 9 per centum of the sum of the guideline annual premiums that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the named insured based on the 1980 Commissioners Standard Ordinary Table.

    2. The illustrations of death benefits, contract fund and accumulated premiums in Appendix A of the Prospectus included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract. The rate structure of the Contracts has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be correspondingly more favorable to prospective purchasers of Contracts aged 25 or 40 in the underwriting classes illustrated than to prospective purchasers of Contracts at other ages or underwriting classes.

    I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to use of my name under the heading "Experts" in the Prospectus.

                                   Sincerely,



                                   /s/__Russell_A._Evenson__
                                   Russell A. Evenson, FSA, CLU, ChFC
                                   Senior Vice President and Actuary
RAEVEUL.TXT

                        April 20, 1998

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Variable Executive Universal Life - Form S-6


Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment 3 to the Registration Statement on Form S-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (file number 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND, ASBILL & BRENNAN, L.L.P.



by: __/s/Frederick_R._Bellamy__
      Frederick R. Bellamy

         CONSENT OF IDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 1 to this Registration Statement of Midland National Life Separate Account A on Form S-6 (File No. 333-14081) of our reports dated March 17, 1998 and March 12, 1998, on our audits of the financial statements of Midland National Life Separate Account A, and the financial statements of Midland National Life Insurance Company, respectively. We also consent to the reference of our firm under the caption "Financial and Actuarial".



COOPERS & LYBRAND L.L.P.


MINNEAPOLIS, MINNESOTA
April 24, 1998

CNSNTVL3.TXT